SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

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[ ]	Definitive Additional Materials

Stanley Black & Decker, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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March 6, 2015

Dear Fellow Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders of Stanley Black & Decker, Inc. (“Stanley Black & Decker” or the “Company”) to be held at 9:30 a.m. on April 16, 2015, at the Stanley Black & Decker University, 1000 Stanley Drive, New Britain, Connecticut 06053 (see directions at the end of this document).

This document includes the Notice of Annual Meeting of Shareholders and the Proxy Statement. The Proxy Statement describes the business to be conducted at the Annual Meeting and provides other important information about the Company that you should be aware of when you vote your shares.

The Board appreciates and encourages your participation. Whether or not you plan to attend the meeting, it is important that your shares be represented. PLEASE REGISTER YOUR VOTE BY TELEPHONE OR ON THE INTERNET, OR RETURN A PROPERLY COMPLETED PROXY CARD, AT YOUR EARLIEST CONVENIENCE.

Very truly yours,

John F. Lundgren Chairman and Chief Executive Officer

2015 Proxy Summary

This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information that you should consider, and you should read the entire Proxy Statement carefully before voting.

Annual Meeting of Shareholders

Time and Date:	9:30 a.m., April 16, 2015

Place:	Stanley Black & Decker University
1000 Stanley Drive
New Britain, Connecticut 06053

Record Date:	February 20, 2015

Voting:	Shareholders as of the record date are entitled to vote. Each share of common stock is entitled to one vote for each director nominee and one vote for each of the proposals to be voted on.

Meeting Agenda

●	Election of directors

●	Approve selection of Ernst & Young LLP as the registered independent public accounting firm for fiscal 2015

●	Approve compensation of named executive officers on an advisory basis

●	Transact other business that may properly come before the meeting

Voting Matters and Vote Recommendation

			Page Reference
Proposal No.	Matter	Board Vote Recommendation	(for more detail)
1	Election of Directors	FOR EACH NOMINEE	1
2	Approve Ernst & Young LLP as the Registered Independent
	Public Accounting Firm for Fiscal 2015	FOR	44
3	Approve Compensation of Named Executive Officers on an
	Advisory Basis	FOR	45

Board Nominees

The following table provides summary information about each director nominee. (Please see “Item 1—Election of Directors” for more information). Each director is elected by a plurality of the votes cast. However, if a director nominee in an uncontested election receives more votes “against” than “for” election, the term of that director will end on the earlier of (1) 90 days or (2) the date the Board selects a successor; provided that the Board (excluding such nominee) will have the right to select any qualified individual to fill the vacancy (including, subject to the Board’s fiduciary duties to the Company, such nominee) (please see “Voting Information, Vote required for approval” for more information). Each director nominee is a current director and attended at least 75% of the aggregate of all meetings of the Board and each committee on which he or she sits that were held during the director nominee’s tenure.

(i)

		Director			Committee Memberships
Name	Age	Since	Occupation	Independent	E	A	CG	FP	CO
Andrea J. Ayers	51	2014	President and Chief Executive	X				X	X
			Officer of Convergys
			Corporation
George W. Buckley	68	2010	Retired Executive Chairman of	X		X			X
			3M Company
Patrick D. Campbell	62	2008	Retired Senior Vice President	X	X	X		X
			and Chief Financial Officer,
			3M Company
Carlos M. Cardoso	57	2007	Retired Chairman of the Board,	X			X		X
			President and Chief Executive
			Officer of Kennametal, Inc.
Robert B. Coutts	65	2007	Retired Executive Vice	X	X		C	X
			President, Electronic Systems
			Lockheed Martin
Debra A. Crew	44	2013	President and Chief	X			X	X
			Commercial Officer,
			R.J. Reynolds Tobacco Co.
Benjamin H. Griswold, IV	74	2010	Chairman, Brown Advisory	X	X	X			C
Anthony Luiso	71	2010	Retired President-Campofrio	X	X	C	X
			Spain, Campofrio Alimentacion,
			S.A.
John F. Lundgren	63	2004	Chairman and Chief Executive		C
			Officer of Stanley Black &
			Decker, Inc.
Marianne M. Parrs	70	2008	Retired Executive Vice	X		X			X
			President and Chief Financial
			Officer of International
			Paper Company
Robert L. Ryan	71	2010	Retired Senior Vice President	X	X		X	C
			and Chief Financial Officer,
			Medtronic, Inc.
____________________

E	Executive Committee
A	Audit Committee
CG	Corporate Governance Committee
FP	Finance and Pension Committee
CO	Compensation and Organization Committee
C	Chair

Corporate Governance Highlights

In each of the last three years, a majority of the Company’s shareholders, (93.4% of votes cast in 2014, 92.9% of votes cast in 2013 and 93.0% of votes cast in 2012), voted “for” the compensation of our named executive officers in connection with the “Say on Pay” vote. As part of the Board’s ongoing review of the Company’s corporate governance and compensation practices, the Board considered the results of last year’s Say on Pay vote, examined current views on corporate governance best practices and determined that our executive compensation programs are structured to reward pay for performance.

Auditors

We ask that the shareholders approve the selection of Ernst & Young LLP as our registered independent public accounting firm for fiscal year 2015. Please see “Item 2—Approval of Registered Independent Public Accounting Firm” for more information, including the amount of fees for services provided in 2013 and 2014.

(ii)

Executive Compensation Advisory Vote

The Board recommends shareholders vote to approve, on an advisory basis, the compensation paid to the Company’s named executive officers as described in this Proxy Statement for the reasons discussed in this Proxy Statement, including:

●	We attained double-digit total shareholder return of 21% in 2014 and recorded three-year annualized total shareholder return of 15%.

●

From announcement of the merger between The Stanley Works and The Black & Decker Corporation in November 2009 (the “Merger”) to the end of our 2014 fiscal year, those shareholders who held The Stanley Works stock have seen a 113% increase in stock price and shareholders who held Black & Decker stock have seen a 159% increase in the stock price (reflecting the issuance of 1.275 shares of The Stanley Works common stock for each share of Black & Decker stock).

●

The Board has reviewed current views on corporate governance best practices and considered the strong shareholder support for our programs, as evidenced by Say on Pay votes in each of the last three years, and determined that our executive compensation programs are designed to reward pay for performance.

●

Our long-term performance targets are aggressive and our pay for performance structure is functioning, as evidenced by the fact that three of our last five long-term incentive programs have paid out below target.

●

Our pay for performance alignment is strong, with pay opportunity targeted at the market median and realizable pay over the most recent three-year period for the Chief Executive Officer showing strong alignment with our TSR performance.

●

Our compensation programs follow executive compensation best practices such as: no tax gross-ups on severance arrangements or perquisites, a policy prohibiting hedging of Company stock, and a holding period requirement on executive stock ownership.

Please see “Item 3—Advisory Vote to Approve Compensation of Named Executive Officers” for more information.

2016 Annual Meeting

●	Shareholder proposals submitted for inclusion in our 2016 Proxy Statement pursuant to Rule 14a-8 of the Exchange Act must be received by us no later than November 12, 2015.

●

Notice of shareholder proposals for the 2016 Annual Meeting of Shareholders, submitted other than pursuant to Rule 14a-8, must be delivered to us no earlier than November 12, 2015 and no later than December 12, 2015.

Please see “Shareholder Proposals for the 2016 Annual Meeting” for more information.

(iii)

STANLEY BLACK & DECKER, INC.
1000 Stanley Drive
New Britain, Connecticut 06053
Telephone: 860-225-5111

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

March 6, 2015

To the Shareholders:

The Annual Meeting of Shareholders of Stanley Black & Decker, Inc. will be held at the Stanley Black & Decker University, 1000 Stanley Drive, New Britain, Connecticut 06053 on April 16, 2015, at 9:30 a.m. for the following purposes:

(1)	To elect the Board of Directors of Stanley Black & Decker, Inc.;

(2)	To approve the selection of Ernst & Young LLP as the Company’s registered independent public accounting firm for the 2015 fiscal year;

(3)	To approve, on an advisory basis, the compensation of the Company’s named executive officers; and

(4)	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Shareholders of record at the close of business on February 20, 2015 are entitled to vote at the meeting and any adjournment or postponement thereof.

Important Notice Regarding the Availability of Proxy Materials for the Shareholders Meeting to Be Held on April 16, 2015: This Proxy Statement, together with the Form of Proxy and our Annual Report, are available free of charge by clicking on “SEC Filings” under the Investor section of the Company’s website (www.stanleyblackanddecker.com).

Bruce H. Beatt
Secretary

STANLEY BLACK & DECKER, INC.
1000 Stanley Drive
New Britain, Connecticut 06053
Telephone: 860-225-5111

PROXY STATEMENT FOR THE APRIL 16, 2015 ANNUAL MEETING OF SHAREHOLDERS

GENERAL INFORMATION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board of Directors” or the “Board”) of Stanley Black & Decker, Inc. (the “Company”), a Connecticut corporation, to be voted at the 2015 Annual Meeting of Shareholders, and any adjournment or postponement thereof (the “Annual Meeting”), to be held on the date, at the time and place, and for the purposes set forth in the foregoing Notice. No business may be transacted at the Annual Meeting other than the business specified in the Notice of the Annual Meeting, business properly brought before the Annual Meeting at the direction of the Board of Directors, and business properly brought before the Annual Meeting by a shareholder who has given notice to the Company’s Secretary that was received after November 11, 2014 and before December 11, 2014. The Company did not receive any such notice. Management does not know of any matters to be presented at the Annual Meeting other than the matters described in this Proxy Statement. If, however, other business is properly presented at the Annual Meeting, the proxy holders named in the accompanying proxy will vote the proxy in accordance with their best judgment.

This Proxy Statement, the accompanying Notice of the Annual Meeting and the enclosed proxy card are first being mailed to shareholders on or about March 6, 2015.

ITEM 1—ELECTION OF DIRECTORS

At the 2015 Annual Meeting, the shareholders will be asked to elect all of the nominees set forth below to the Board of Directors. Each director, if elected, will serve until the 2016 Annual Meeting and until the particular director’s successor has been elected and qualified.

The Board of Directors recommends a vote FOR the nominees. If for any reason any nominee should not be a candidate for election at the time of the meeting, the proxies may be voted, at the discretion of those named as proxies, for a substitute nominee.

Information Concerning Nominees for Election as Directors

ANDREA J. AYERS, President and Chief Executive Officer of Convergys Corporation, has been a director of the Company since December 2014.

Ms. Ayers has served as President and Chief Executive Officer of Convergys Corporation since November 2012. From 2008 – 2012, Ms. Ayers served as President of Convergys Customer Management Group, Inc., and from 2010- 2012 Ms. Ayers also served as Chief Operating Officer of Convergys Customer Management Group Inc.

Ms. Ayers is 51 years old and is a member of the Compensation & Organization Committee and of the Finance & Pension Committee.

Ms. Ayers had a significant role in the transformation of Convergys from a company with three business lines to a customer management solutions company with approximately 125,000 employees worldwide. She has expertise in multi-channel customer experience, customer management analytics and technology. Ms. Ayers’ experience and expertise will provide a valuable resource to the Board and management.

GEORGE W. BUCKLEY, retired, Executive Chairman of 3M Company, has been a director of the Company since March 2010.

Mr. Buckley served as Chairman, President and Chief Executive Officer of 3M Company from December 2005 until May 8, 2012. From 1993 to 1997, Mr. Buckley served as the chief technology officer for the Motors, Drives, and Appliance Component Division of Emerson Electric Company. Later, he served as President of its U.S. Electric Motors Division. In 1997, he joined the Brunswick Corporation as a Vice President, became Senior Vice President in 1999, and became Executive Vice President in 2000. Mr. Buckley was elected President and Chief Operating Officer of Brunswick in April 2000 and Chairman and Chief Executive Officer in June 2000. As noted above, he was elected Chairman, President and Chief Executive Officer of 3M Company in December 2005. Mr. Buckley serves as Chairman of Smiths Group plc, a director of Hitachi Ltd. and a director of PepsiCo, Inc. Within the past five years Mr. Buckley has served on the boards of 3M Company, Ingersoll-Rand plc and Tyco Corporation.

Mr. Buckley, who is 68, is a member of the Audit Committee and of the Compensation and Organization Committee.

As the former Chairman, President and Chief Executive Officer of 3M Company, Mr. Buckley provides the Board with the expertise and knowledge of managing a large, multi-national corporation. This knowledge, combined with his prior experience as the Chief Executive Officer of Brunswick Corporation, provides a valuable resource to the Board and management.

PATRICK D. CAMPBELL, retired, Senior Vice President and Chief Financial Officer of 3M Company, was elected Lead Independent Director of the Company in February 2013 and has been a director of the Company since October 2008.

Mr. Campbell served as Senior Vice President and Chief Financial Officer of 3M Company from 2002 to 2011. Prior to his tenure with 3M, Mr. Campbell had been Vice President of International and Europe for General Motors Corporation where he served in various finance related positions during his 25-year career with that company. Mr. Campbell is a director of SPX Corporation and Solera, Inc.

Mr. Campbell is 62 years old and is a member of the Audit Committee, the Finance and Pension Committee and of the Executive Committee.

As the former Senior Vice President and Chief Financial Officer of 3M Company, Mr. Campbell has expert knowledge in finance. Before he joined 3M Company, Mr. Campbell worked at General Motors in various capacities, including the role of Chief Financial Officer and Vice President of General Motors International Operations, based in Switzerland, for five years. This experience gives Mr. Campbell a perspective that he is able to use to help the Board understand the issues management confronts on a daily basis and to serve as a resource for management.

CARLOS M. CARDOSO, retired Chairman of the Board, President and Chief Executive Officer of Kennametal, Inc., has been a director of the Company since October 2007.

Mr. Cardoso served as Chairman of Kennametal from 2008 until December 31, 2014 and as President and Chief Executive Officer of Kennametal from January 2006 until December 31, 2014. Mr. Cardoso had joined Kennametal in 2003 and served as Vice President, Metalworking Solutions and Services Group and then as Chief Operating Officer before he became President and Chief Executive Officer. Prior to his tenure with Kennametal, Mr. Cardoso was President of the Pump Division of Flowserve Corporation from 2001 to 2003. Mr. Cardoso also serves as a director of Hubbell Incorporated.

Mr. Cardoso is 57 years old and is a member of the Corporate Governance Committee and of the Compensation and Organization Committee.

As the Chairman of the Board, President and Chief Executive Officer of Kennametal, Inc., Mr. Cardoso faced the challenge of managing a complex company on a daily basis. This experience, combined with the skills Mr. Cardoso has acquired in his leadership roles at Kennametal, Inc. and Flowserve Corporation, make him a valuable resource for the Board and management.

ROBERT B. COUTTS, retired, Executive Vice President, Electronic Systems of Lockheed Martin, has been a director of the Company since July 2007.

Mr. Coutts served as Executive Vice President, Electronic Systems of Lockheed Martin from 1998 through 2008. While at Lockheed Martin, Mr. Coutts also served as Chairman of Sandia National Laboratories. Prior to his tenure with Lockheed Martin, Mr. Coutts held senior management positions over a 20-year period with the General Electric Company. In addition, he is a director of Hovnanian Enterprises, Inc. and of Pall Corporation.

Mr. Coutts is 65 years old and is Chair of the Corporate Governance Committee and a member of the Finance and Pension Committee and of the Executive Committee.

Mr. Coutts’ long experience in senior management of Lockheed Martin and General Electric Company has led him to develop expertise in manufacturing, supply chain management, technology and government contracting that is of value to the Board as the Company continues to improve its global manufacturing operations and sourcing.

DEBRA A. CREW, President and Chief Commercial Officer, R.J. Reynolds Tobacco Co., has been a director of the Company since December 2013.

Ms. Crew was elected President and Chief Commercial Officer of R.J. Reynolds Tobacco Co. effective October 1, 2014. Before joining R.J. Reynolds Tobacco, Ms. Crew had served as President and General Manager, Pepsico North America Nutrition from August 2014, as President, Pepsico Americas Beverages from August 2012 through August 2014 and as President, Western European Region of PepsiCo from April 2010 through August 2012. Prior to her tenure with PepsiCo, Ms. Crew had been the General Manager and Chief Marketing Officer, Petcare US at Mars, Inc. from 2008 to 2010; Senior Vice President-Marketing, Frozen Snacks at Dreyer’s Grand Ice Cream (a division of Nestle S.A.) where she held a series of management roles from 2004 to 2008; and Category Business Director, Foodservice Division at Kraft Foods where she held a series of management positions from 1997 to 2004. From 1993 – 1997, Ms. Crew served as a captain in the US Army, in military intelligence.

Ms. Crew is 44 years old and is a member of the Corporate Governance Committee and of the Finance & Pension Committee.

Ms. Crew brings to the Board an impressive record of success with leading global consumer products companies as well as a broad range of experience in marketing, operations and strategy. Ms. Crew’s global perspective combined with proven commercial capabilities and exposure to world-class innovation planning processes provides tremendous value to the Company’s pursuit of profitable growth.

BENJAMIN H. GRISWOLD, IV, Chairman, Brown Advisory, has been a director of the Company since March 2010.

Mr. Griswold joined Alex. Brown & Sons in 1967, became a partner of the firm in 1972, was elected Vice Chairman of the Board and director in 1984, and became Chairman of the Board in 1987. Upon the acquisition of Alex. Brown by Bankers Trust New York Corporation in 1997, he became Senior Chairman of BT Alex. Brown, and upon the acquisition of Bankers Trust by Deutsche Bank in 1999, he became Senior Chairman of Deutsche Banc Alex. Brown, the predecessor of Deutsche Bank Securities Inc. Mr. Griswold retired from Deutsche Bank Securities Inc. in February 2005 and was appointed Chairman of Brown Advisory, an asset management and strategic advisory firm, in March 2005. Mr. Griswold also serves as non-executive Chairman of W.P. Carey, Inc. and Lead Director of Flowers Foods, Inc. He also serves on the Deutsche Bank Americas Client Advisory Board. In the non-profit sector, he is a trustee emeritus of the Johns Hopkins University and the Peabody Institute and chairs the Baltimore Symphony Orchestra’s Endowment Board.

Mr. Griswold, who is 74, is Chair of the Compensation and Organization Committee and a member of the Audit Committee and of the Executive Committee.

Mr. Griswold brings to the Board substantial experience with finance and investment banking matters after spending more than 30 years in the financial services industry, including a number of years in various leadership positions. Combined with his long tenure as a director of Black & Decker, Mr. Griswold is an important resource for the Board and management.

ANTHONY LUISO, retired, President-Campofrio Spain, Campofrio Alimentacion, S.A., has been a director of the Company since March 2010.

Mr. Luiso was employed by Arthur Andersen & Co. and, in 1971, joined Beatrice Companies, Inc. He held various positions at Beatrice, including President and Chief Operating Officer of the International Food Division and President and Chief Operating Officer of Beatrice U.S. Food. Mr. Luiso left Beatrice in 1986 to become Group Vice President and Chief Operating Officer of the Foodservice Group of International Multifoods Corporation and served as Chairman of the Board, President, and Chief Executive Officer of that corporation until 1996. He served as Executive Vice President of Tri Valley Growers during 1998. In 1999, he joined Campofrio Alimentacion, S.A., the leading processed meat products company in Spain, as President-International and subsequently served as President of Campofrio Spain through 2001.

Mr. Luiso, who is 71, is Chair of the Audit Committee and a member of the Corporate Governance Committee and of the Executive Committee.

Based on Mr. Luiso’s service as a director of Black & Decker for over 20 years, he has extensive knowledge of the Black & Decker business. This knowledge, together with his prior management experience, is of great value to the Board and management.

JOHN F. LUNDGREN, Chairman and Chief Executive Officer of the Company, has been a director of the Company since March 2004.

Mr. Lundgren served as Chairman and Chief Executive Officer of the Company from March 2004 through March 2010. In connection with the merger with Black & Decker, Mr. Lundgren relinquished his role as Chairman of the Board on March 12, 2010. On March 13, 2013, Mr. Lundgren again assumed the role of Chairman of the Board in addition to his role as Chief Executive Officer. Before he joined the Company, Mr. Lundgren served as President-European Consumer Products of Georgia Pacific Corporation from 2000 to 2004. Formerly, he had held the same position with James River Corporation from 1995 to 1997 and Fort James Corporation from 1997 to 2000 until its acquisition by Georgia-Pacific. Mr. Lundgren also serves on the board of Callaway Golf Company.

Mr. Lundgren is 63 years old and is Chair of the Executive Committee.

As the Chief Executive Officer of the Company, Mr. Lundgren provides the Board with knowledge of the daily workings of the Company and also with the essential experience and expertise that can be provided only by a person who is intimately involved in running the Company. Mr. Lundgren’s service on the Board and as Chief Executive Officer of the Company provides necessary continuity of leadership for the Company.

MARIANNE M. PARRS, retired, Executive Vice President and Chief Financial Officer at International Paper, has been a director of the Company since April 2008.

Ms. Parrs has held a number of executive and management positions at International Paper Company since 1974, including Executive Vice President with responsibility for Information Technology, Global Sourcing, Global Supply Chain-Delivery from 1999 to 2005 and Executive Vice President and Chief Financial Officer from November 2005 until the end of 2007. Ms. Parrs also serves on the boards of CIT Group Inc.; Signet Jewelers Limited; the Rise Foundation in Memphis, Tennessee; New Memphis Institute in Memphis, Tennessee; and the United Way of the Mid-South.

Ms. Parrs is 70 years old and is a member of the Audit Committee and of the Compensation and Organization Committee.

As the former Executive Vice President and Chief Financial Officer of International Paper Company, Ms. Parrs brings expert knowledge in finance to the Board. Ms. Parrs also brings experience in supply chain management and communication matters through an earlier role at International Paper Company. This experience makes Ms. Parrs a valuable resource for the Board and management.

ROBERT L. RYAN, retired, Senior Vice President and Chief Financial Officer, Medtronic Inc., has been a director of the Company since March 2010.

Mr. Ryan was a management consultant for McKinsey and Company and a Vice President for Citicorp. He joined Union Texas Petroleum Corporation as Treasurer in 1982, became Controller in 1983, and was promoted to Senior Vice President and Chief Financial Officer in 1984. In April 1993, Mr. Ryan was named the Senior Vice President and Chief Financial Officer of Medtronic, Inc. He retired from Medtronic in 2005. Mr. Ryan also serves as a director of Citigroup Inc. and General Mills, Inc., is a trustee of Cornell University, and within the past five years has served on the boards of UnitedHealth Group, Inc. and The Hewlett-Packard Company.

Mr. Ryan, who is 71, is Chair of the Finance and Pension Committee and a member of the Corporate Governance Committee and of the Executive Committee.

As the former Chief Financial Officer of Union Texas Petroleum Corporation and Medtronic, Inc., Mr. Ryan has extensive experience in finance matters and is a financial expert. Mr. Ryan also has served on a number of boards of public companies, and the experience gained by serving on those boards makes him a valuable resource for the Company.

Board of Directors

Qualifications of Directors and Nominees. The Company carefully considered the qualifications, skills and experience of each director when concluding that the director should serve on the Board. With respect to each individual director, the Company believes that the director is appropriate to serve on the Board due to the qualifications and experience described above. The Company believes that each of these directors should be reelected, as their qualifications, skills and experience continue to be of value to the Company.

Board Leadership Structure. Under the terms of the Company’s Bylaws and Corporate Governance Guidelines, the Chairman presides at all meetings of the Board at which he is present and, jointly with the Lead Independent Director, establishes a schedule of agenda subjects to be discussed during the year at the beginning of each year and the agenda for each Board meeting. The Lead Independent Director presides at executive sessions of the Board and at any meeting of the Board at which the Chairman is not present, participates in the establishment of agendas as described in the preceding sentence, ensures that the views, opinions and suggestions of the other independent directors are adequately brought to the attention of the Chairman and, together with the Chairman, ensures that such views, opinions and suggestions are adequately addressed with the Board.

Risk Oversight. As required by our Corporate Governance Guidelines, during the orientation process for new directors, each director receives a presentation from the Company’s senior management that details the Company’s risk management policies and procedures. Our Audit Committee routinely discusses with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies. The Finance and Pension Committee also periodically reviews the Company’s risk management program and its adequacy to safeguard the Company against extraordinary liabilities or losses. The Finance and Pension Committee reports to the full Board regarding the status of the Company’s risk management program and policies and any issues or concerns that may arise. To ensure that there is appropriate Board oversight of the risk management process, the Board is committed to having individuals experienced in risk management on both the Audit Committee and the Finance and Pension Committee.

Meetings. The Board of Directors met five times during 2014. The Board’s standing committees met the number of times shown in parentheses: Executive (0), Audit (4), Corporate Governance (4), Finance and Pension (3), and Compensation and Organization (4). The members of the Board serve on the committees described in their biographical material on pages 2-5. In 2014, each incumbent director attended at least 75% of the aggregate number of meetings of the Board of Directors and committees of the Board of Directors on which such director served that have been held since the director became a member of the Board or the applicable committees. Although the Company has no formal policy regarding attendance by members of the Board of Directors at the Company’s Annual Meetings, all of the members of the Board of Directors attended the 2014 Annual Meeting.

Director Independence. The Board of Directors has adopted Director Independence Standards which are available free of charge on the “Corporate Governance” section of the Company’s website (which appears under the “Investors” heading) at www.stanleyblackanddecker.com. The Board of Directors has made the determination that all director nominees standing for election, except Mr. Lundgren, are independent according to the Director Independence Standards, the applicable rules of the Securities and Exchange Commission, and as independence is defined in Section 303A of the New York Stock Exchange listing standards. It is the policy of the Board of Directors that every member of the Audit, Corporate Governance, and Compensation and Organization Committees should be an independent director. The charters of each of these committees and the Board of Directors Corporate Governance Guidelines are available free of charge on the “Corporate Governance” section of the Company’s website at www.stanleyblackanddecker.com or upon written request to Stanley Black & Decker, Inc., 1000 Stanley Drive, New Britain, Connecticut 06053, Attention: Investor Relations. Changes to any charter, the Director Independence Standards or the Corporate Governance Guidelines will be reflected on the Company’s website.

Executive Committee. The Executive Committee exercises all the powers of the Board of Directors during intervals between meetings of the Board; however, the Executive Committee does not have the power to declare dividends or to take actions reserved by law to the Board of Directors. The Executive Committee operates under a charter, which is available free of charge on the “Corporate Governance” section of the Company’s website at www.stanleyblackanddecker.com.

Audit Committee. The Audit Committee has sole authority to appoint or replace the Company’s independent auditing firm and is directly responsible for the compensation and oversight of the work of the Company’s independent auditing firm for the purpose of preparing or issuing an audit report or related work. The Audit Committee nominates the Company’s independent auditing firm, reviews the scope of the audit, approves in advance audit and non-audit services, and reviews with the independent auditors and the Company’s internal auditors their activities and recommendations, including their recommendations regarding internal controls and critical accounting policies. In order to assure continuing auditor independence, the Audit Committee periodically considers whether there should be a regular rotation of the Company’s independent auditing firm. The Audit Committee meets with the independent auditors, the internal auditors, and management, each of whom has direct and open access to the Audit Committee. The Board of Directors has made the determination that all of the members of the Audit Committee are independent according to the Director Independence Standards, the applicable rules of the Securities and Exchange Commission, and as independence is defined in Section 303A of the New York Stock Exchange listing standards. The Audit Committee has issued a standing invitation to all members of the Board of Directors to attend Audit Committee meetings. The Board of Directors has determined that Patrick D. Campbell, Anthony Luiso and Marianne M. Parrs each meet the requirements for being an Audit Committee Financial Expert as that term is defined in Item 407(d)(5) of Regulation S-K and that all members are financially literate under the current New York Stock Exchange listing standards. The Audit Committee operates under a charter, which is available free of charge on the “Corporate Governance” section of the Company’s website at www.stanleyblackanddecker.com.

Corporate Governance Committee. The Corporate Governance Committee makes recommendations to the Board of Directors as to Board membership and considers names submitted to it in writing by shareholders as well as recommendations from third party search firms, current directors, Company officers, employees and others. The Corporate Governance Committee recommends directors for Board committee membership and committee chairs, and recommends director compensation. The procedures and processes followed by the Corporate Governance Committee in connection with the consideration and determination of director compensation are described below under the heading “Director Compensation.” The Corporate Governance Committee has taken the lead in articulating the Company’s corporate governance guidelines and establishing a procedure for evaluating Board performance. The Corporate Governance Committee also approves policy guidelines on charitable contributions. The Company’s Bylaws require that every director be a shareholder of the Company. While the Corporate Governance Committee does not have specific minimum qualifications for potential directors, all director candidates, including those recommended by shareholders, are evaluated on the same basis. In evaluating candidates, including existing Board members, the Corporate Governance Committee considers an individual candidate’s personal and professional responsibilities and experiences, the then-current composition of the Board, and the challenges and needs of the Company in an effort to ensure that the Board, at any time, is comprised of a diverse group of members who, individually and collectively, best serve the needs of the Company and its stockholders. In general, and in giving due consideration to the composition of the Board at the time a candidate is being considered, the desired attributes of individual directors are: integrity and demonstrated high ethical standards; experience with business administration processes and principles; the ability to express opinions, raise difficult questions, and make informed, independent judgments; knowledge, experience, and skills in at least one specialty area (such as accounting or finance, corporate management, marketing, manufacturing, technology, information systems, international business, or legal or governmental affairs); the ability to devote sufficient time to prepare for and attend Board meetings; willingness and ability to work with other members of the Board in an open and constructive manner; the ability to communicate clearly and persuasively; and diversity with respect to other characteristics, which may include, at any time, gender, ethnic background, geographic origin, or personal, educational and professional experience.

The Board of Directors has made the determination that all of the members of the Corporate Governance Committee are independent according to the Director Independence Standards, applicable rules of the Securities and Exchange Commission, and as independence is defined in Section 303A of the New York Stock Exchange listing standards. The Corporate Governance Committee operates under a charter, which is available free of charge on the “Corporate Governance” section of the Company’s website, www.stanleyblackanddecker.com.

Shareholders who wish to submit names to be considered by the Corporate Governance Committee for nomination for election to the Board of Directors should, as set forth in the Company’s Bylaws, send written notice to the Secretary of the Company to be received at its principal executive offices at least 90 days but no more than 120 days prior to the anniversary of the date on which the Proxy Statement was first mailed relating to the immediately preceding Annual Meeting, which notice should set forth (i) the name and record address of the shareholder of record making such nomination and any other person on whose behalf the nomination is being made, and of the person or persons to be nominated, (ii) the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by such shareholder or such other person, (iii) a description of all arrangements or understandings between such shareholder and any such other person or persons or any nominee or nominees in connection with the nomination by such shareholder, (iv) such other information regarding each nominee proposed by such shareholder as would be required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required to be disclosed, pursuant to the rules of the Securities and Exchange Commission had the nominee been nominated or intended to be nominated by the Board of Directors, and shall include a consent signed by each such nominee to be named in the Proxy Statement for the Annual Meeting as a nominee and to serve as a director of the Company if so elected, and (v) a representation that such shareholder intends to appear in person or by proxy at the Annual Meeting to make such nomination.

Compensation and Organization Committee. The Compensation and Organization Committee (the “Compensation Committee”), with the assistance of its compensation consultant and other advisors, periodically conducts on-going evaluations of existing executive compensation programs and administers the Company’s executive compensation plans. The Compensation Committee met four times during 2014 and met in executive session at the end of each of those meetings to review different aspects of the Company’s executive compensation programs. The Compensation Committee has retained Pay Governance LLC as an independent compensation consultant to advise the Compensation Committee. Representatives from Pay Governance LLC were present at four meetings of the Compensation Committee. No management employees participated in executive sessions relating to compensation arrangements for our Chief Executive Officer. The procedures and process followed by the Compensation Committee in connection with the consideration and determination of executive compensation are described below under the heading “Executive Compensation.” The Board of Directors has made the determination that all of the members of the Compensation Committee are independent according to the Director Independence Standards, applicable rules of the Securities and Exchange Commission, and as independence is defined in Section 303A of the New York Stock Exchange listing standards. The Compensation Committee operates under a charter, which is available free of charge on the “Corporate Governance” section of the Company’s website, www.stanleyblackanddecker.com. The following persons served as members of the Compensation Committee during 2014: George W. Buckley, Carlos M. Cardoso, Benjamin H. Griswold, IV (Chair), and Marianne M. Parrs.

Finance and Pension Committee. The Finance and Pension Committee advises in major areas concerning the finances of the Company and oversees the Company’s administration of its qualified and non-qualified defined contribution and defined benefit retirement plans. The Board of Directors has made the determination that all of the members of the Finance and Pension Committee are independent according to the Director Independence Standards, applicable rules of the Securities and Exchange Commission, and as independence is defined in Section 303A of the New York Stock Exchange listing standards.

Director Compensation. The Company pays its directors who are not employees of the Company or any of its subsidiaries an annual retainer and pays an additional fee to those non-employee directors who serve as committee chairs and to the Lead Independent Director. The annual retainer fee paid to non-employee directors during 2014 was $125,000. In addition, fees for committee chairs were $20,000 per year for the chairs of the Audit Committee and the Compensation Committee and $15,000 per year for the chairs of the Corporate Governance Committee and the Finance and Pension Committee. The Lead Independent Director fee was $25,000 per year. Non-employee directors may defer any or all of their fees in the form of Company common stock or as cash accruing interest at the five-year Treasury bill rate. The Company also grants its non-employee directors Restricted Stock Units with dividend equivalent rights pursuant to the Company’s Restricted Stock Unit Plan for Non-Employee Directors (the “Director RSU Plan”). These Awards are fully vested at the time of grant and entitle each recipient to a cash payment equal to the market value of a share of Company common stock at the time of settlement plus accrued dividends from the date of grant. The settlement date is the date specified by the director as the date, or dates, on which distributions are to be made following the date on which the director ceases to be a director of the Company. Distributions may be made in a single lump sum in the first year following the termination of the director’s service or in up to ten equal annual installments, at the election of the director. On April 15, 2014, each non-employee director of the Company received 1,576 Restricted Stock Units with dividend equivalent rights pursuant to the Director RSU Plan. Directors may also receive Company products with an aggregate value of up to $5,000 annually.

Stock Ownership Policy for Non-Employee Directors. The Board maintains a Stock Ownership Policy for Non-Employee Directors, a copy of which can be found on the “Corporate Governance” section of the Company’s website at www.stanleyblackanddecker.com. Pursuant to that policy, Directors are required to defer their fees in the form of Company common stock until they acquire, and maintain in accordance with the Policy, shares having a value equal to 500% of the annual cash retainer.

Executive Sessions and Communications with the Board. Pursuant to the Corporate Governance Committee Charter, the Lead Independent Director presides over executive (non-management) meetings of the Board. Shareholders or others wishing to communicate with the Lead Independent Director, the Board generally, or any specific member of the Board of Directors may do so by mail addressed to Stanley Black & Decker, Inc., c/o Corporate Secretary, 1000 Stanley Drive, New Britain, Connecticut 06053 or by calling the Company’s Ethics Hotline, an independent toll-free service at 1-800-424-2987 (extension 53822).

Business Conduct Guidelines. The Company has adopted a worldwide set of Business Conduct Guidelines applicable to all of its directors, officers and employees and a code of ethics for the Chief Executive Officer and senior financial officers. Copies of these documents are available free of charge on the “Corporate Governance” section of the Company’s website at www.stanleyblackanddecker.com or otherwise upon request addressed to Stanley Black & Decker, Inc., 1000 Stanley Drive, New Britain, Connecticut 06053, Attention: Investor Relations.

Director Continuing Education. The Company regularly provides directors with continuing education on a variety of topics. In 2014, subjects covered with Board members included current trends in corporate governance, executive compensation, cyber security and enterprise risk management. In addition, the Company provided all directors with a subscription to Agenda, a weekly publication that focuses on governance issues of interest to directors of public companies.

Related Party Transactions. Pursuant to the Company’s Business Conduct Guidelines, employees, officers and directors are required to bring any potential conflict of interest, including any proposed related party transaction involving a related person as that term is defined in Item 404(a) of Regulation S-K (“Related Person”), to the attention of the General Counsel. The General Counsel obtains the facts to determine whether a conflict or potential conflict exists and determines the appropriate action in consultation with appropriate members of management. Where a proposed transaction involves a Related Person, the General Counsel discusses the reasons for the transaction with appropriate members of management. In the event management believes it is in the best interest of the Company to proceed with the transaction, the proposed transaction is brought to the attention of the Board for its review and approval.

Security Ownership of Certain Beneficial Owners

No person or group, to the knowledge of the Company, owned beneficially more than five percent of the outstanding common stock of the Company as of February 20, 2015, except as shown in this table.

	(2) Name and address of	(3) Amount and nature of		(4) Percent of
(1) Title of class	beneficial owner	beneficial ownership		class
Common Stock	BlackRock, Inc.	12,485,446	(10,898,981 sole voting	8%
$2.50 par value	55 East 52nd Street		power; 12,485,446 sole
	New York, NY 10022		dispositive power)
Common Stock	The Vanguard Group	9,945,270	(267,918 sole voting	6.34%
$2.50 par value	100 Vanguard Blvd.		power; 9,692,890 sole
	Malvern, PA 19355		dispositive power;
252,380 shared
dispositive power)
Common Stock	State Street Corporation	8,740,509	(8,740,509 shared voting	5.6%
$2.50 par value	State Street Financial Center		power; 8,740,509 shared
	One Lincoln Street		dispositive power)
Boston, MA 02111
Common Stock	Barrow, Hanley,	8,296,082	(3,996,270 sole voting	5.3%
$2.50 par value	Mewhinney & Strauss, LLP		power; 4,299,812 shared
	2200 Ross Avenue, 31st Floor		voting power; 8,296,082
	Dallas, TX 75201-2761		sole dispositive power)

*	The information in the foregoing table is drawn from Schedule 13G reports filed with the Securities and Exchange Commission on or before February 20, 2015.

Security Ownership of Directors and Officers

Except as reflected in the table below, no director, nominee, or executive officer owns more than 1% of the outstanding common stock of the Company. As of February 20, 2015, the executive officers, nominees, and directors as a group owned beneficially 1.4% of the outstanding common stock. The following table sets forth information regarding beneficial ownership as of February 20, 2015 with respect to the shareholdings of the directors, nominees for director, each of the executive officers named in the table on page 24, and all directors, nominees for director, and executive officers as a group. Except as noted below, the named individual has sole voting and investment power with respect to the shares shown.

	Common Shares		Percent of
Name	Owned		Class Owned
Donald Allan, Jr.	153,507	(1)(4)	*
Jeffery D. Ansell	114,125	(1)(3)	*
Andrea J. Ayers	0		*
George W. Buckley	15,351		*
Patrick D. Campbell	12,156	(2)	*
Carlos M. Cardoso	13,478	(2)	*
Robert B. Coutts	14,754	(2)	*
Debra A. Crew	1,558	(2)	*
Benjamin H. Griswold, IV	50,000		*
James M. Loree	370,223	(1)(3)(4)	*
Anthony Luiso	82,798	(2)	*
John F. Lundgren	845,309	(1)	*
Marianne M. Parrs	8,294	(2)	*
Jaime A. Ramirez	34,235	(1)(3)	*
Robert L. Ryan	9,614	(2)	*
Directors, nominees and executive officers as a group (29 persons)	2,165,358	(1)-(4)	1.4%

*	Less than 1%
(1)	Includes shares that may be acquired through the exercise of stock options on or before April 27, 2015 as follows: Mr. Allan, 50,000; Mr. Ansell, 25,000; Mr. Loree, 215,850; Mr. Lundgren, 412,500; Mr. Ramirez, 35,124; and all directors, nominees and executive officers as a group, 1,019,503. Includes shares that may be acquired through the vesting of RSUs on or before April 27, 2015 as follows: Mr. Allan, 25,000; Mr. Ansell, 25,000; Mr. Loree, 100,000; Mr. Lundgren, 162,500; and all directors, nominees and executive officers as a group, 395,000.
(2)	Includes the share accounts maintained by the Company for those of its directors who have deferred director fees as follows: Mr. Campbell, 12,156; Mr. Cardoso, 13,478; Mr. Coutts, 14,754; Ms. Crew, 1,558; Mr. Luiso, 8,306; Ms. Parrs 4,294; Mr. Ryan, 7,553; and all directors as a group, 62,099.
(3)	Includes shares held as of February 20, 2015 under the Company’s savings plans (Stanley Black & Decker Retirement Account Plan and Stanley Black & Decker Supplemental Retirement Account Plan, respectively), as follows: Mr. Ansell, 1,278/1,171; Mr. Loree, 685/2,148; Mr. Ramirez, 5/0; and all executive officers as a group, 5,052/3,851.
(4)	Includes restricted share unit accounts maintained by the Company as follows: Mr. Allan, 4,000; Mr. Loree, 40,000; and all executive officers as a group, 44,000.

Audit Committee Report

In connection with the financial statements for the fiscal year ending January 3, 2015, the Audit Committee: (1) reviewed and discussed the audited financial statements with management; (2) discussed with the independent auditors the matters required to be discussed under Statement on Auditing Standards No. 61, as amended; and (3) received the written disclosures and the letter from the independent accountants required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and discussed with the independent accountants the independent accountants’ independence. Based upon these reviews and in reliance upon these discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for filing with the Securities and Exchange Commission.

Audit Committee Anthony Luiso (Chair) George W. Buckley Patrick D. Campbell Benjamin H. Griswold, IV Marianne M. Parrs

Compensation and Organization Committee Report

The Compensation and Organization Committee has reviewed and discussed with management the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K. Based on this review and discussion, the Compensation and Organization Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company’s Proxy Statement and its Annual Report on Form 10-K.

Compensation and Organization Committee Benjamin H. Griswold, IV (Chair) George W. Buckley Carlos M. Cardoso Marianne M. Parrs

Executive Compensation

Compensation Discussion and Analysis

Executive Summary

Company Performance

The Company’s financial performance was strong in 2014, with revenue up 4%, a 14% increase in diluted earnings per share from continuing operations (excluding charges), 9.2 working capital turns and record operating cash flow. This strong performance is reflected in our share price, which increased from a closing price of $81.01 on the last day of our 2013 fiscal year to a closing price of $96.02 on the last day of the 2014 fiscal year. The increased stock price and strong dividend growth made possible by our success resulted in a total shareholder return of 21% for the 2014 fiscal year, which places us in the top quartile of our peer group.

Those of our shareholders who held shares in The Stanley Works or The Black & Decker Corporation when we announced the merger of these two companies in November 2009 have seen an even greater return since the date of that announcement, as the chart below reflects.

Our performance over the three year period that ended with the Company’s 2014 fiscal year was not as strong as our 2014 performance or our longer term performance, and that is reflected in the compensation paid to our executives for the three year performance period that ended with the 2014 fiscal year.

Executive Compensation

Our compensation programs are designed to incentivize our employees to achieve or exceed objective financial goals established for the Company and deliver superior returns to our shareholders. As depicted in the charts below, approximately 75-85% of our executives’ target compensation opportunity is variable, tied directly to the achievement of financial goals or share price performance. The result has been strong pay for performance alignment.

2014 Named Executive Officer Pay Mix at Target

The rewards earned by our executives in 2014 reflect our achievement relative to our pre-established goals, including:

●	Pay and Performance: Considering all elements of compensation (salary, annual incentives, performance units and an annual portion of our long-term retention grants), we found that our executives’ pay is strongly aligned with our compensation philosophy as well as our operational and total shareholder return (“TSR”) performance, measured relative to our compensation peer group.

○ Pay Opportunity: Total compensation opportunity for our named executive officers is targeted to and reasonably aligned with the 50th percentile of our peer group.

○ Pay and Performance: An analysis of realizable pay, as a percentage of targeted pay opportunity, over the most recently available three-year period (2011-2013) for the Chief Executive Officer and other named executive officers showed strong alignment with our TSR performance. In this three-year period, in which our TSR and pro-forma composite financial performance were in or close to the bottom quartile of our peer group, CEO realizable pay was the lowest in our peer group and realizable pay for our other named executive officers, in aggregate, was at the 19th percentile relative to our peers.

●	Annual Incentive Compensation - Management Incentive Compensation Awards (“MICP Awards”): The Company’s performance in 2014 resulted in a weighted payout across all measures of 77.8%-195.6% of target for the Company’s named executive officers, as detailed on page 17.

●	Long-Term Incentives - Performance Units: The Company’s performance during the 2012-2014 performance cycle resulted in a weighted average goal achievement across all measures of 31.3% of target as detailed on page 20. Over the three year performance period we achieved TSR at the 36th percentile of the LTIP peer group. The EPS and return on capital employed (“ROCE”) results for 2013 and 2014 fell below threshold and as a result, there was no payout with respect to those metrics for the 2013 and 2014 years within the 2012-2014 cycle.

●	Long-Term Incentives - Time Based Stock Awards and Stock Options: We also provide our executives an annual equity grant, comprised of time-vested restricted stock units and stock options, which represents approximately one-third of target annual total pay, on average, and supports the retention and stability goal within our program while also maintaining alignment with shareholders as the value of restricted stock units and stock options is tied to our share price.

Governance Practices

In addition, our compensation programs follow executive compensation governance best practices, including:

●	Robust stock ownership guidelines of 10x base salary for our Chairman and Chief Executive Officer, 5x for our President and Chief Operating Officer and Chief Financial Officer and 3x for all other executive officers.

●	Holding period requirement of one year after vesting of restricted stock units or the exercise of stock options to further align executive ownership with shareholder returns.

●	Company will not enter into change-in-control severance arrangements that contain excise tax gross-ups.

●	Double trigger vesting provisions requiring both the occurrence of a change-in-control of the Company and termination of employment in order for replacement awards to vest under our annual MICP and our Long-Term Incentive Compensation Plan.

●	No tax gross-ups on perquisites.

●	Compensation program risk assessment conducted annually and reviewed by the Compensation Committee.

●	Policy regarding forfeiture of incentive awards in the event of a financial restatement under certain circumstances.

●	Policies prohibiting hedging and discouraging pledging of Company stock.

●	Executive compensation opportunity is benchmarked at the 50th percentile of our peers.

●	Chief Executive Officer long-term incentive compensation mix historically has been at least 50% performance units.

●	Dividend equivalents are paid on equity compensation awards only if the underlying award is earned or vested.

●	Internal pay ratio between our Chairman and Chief Executive Officer and our President and Chief Operating Officer is not excessive.

●	Long-Term Incentive Compensation Plan expressly prohibits option re-pricing and cash buyouts of “out-of-the-money” options without shareholder approval.

●	Realizable pay analysis is conducted to demonstrate the impact of performance on pay actually realizable to our Named Executive Officers.

Our Response to the Say on Pay Vote:

The Board has reviewed current views on corporate governance best practices and considered the strong shareholder support for our programs as evidenced by the Say on Pay vote in each of the last three years, in which over 92% of those who voted supported our Management Say on Pay proposal, and determined that our executive compensation programs are designed to reward pay for performance.

At the 2015 Annual Meeting of Shareholders, we will again hold an advisory vote to approve executive compensation. The Compensation Committee will continue to consider the results of these annual advisory votes in the governance and design of executive compensation programs as it evaluates what is in the best interest of the Company’s shareholders.

Our Executive Compensation Program

The purpose of our executive compensation program is to attract and retain talent and to reward our executives for performance that benefits the Company. To that end, we seek to compensate our executives in a manner that:

●	is competitive;

●	rewards performance that creates shareholder value, while maintaining an appropriate balance between profitability and stability; and

●	encourages executives to drive efficiencies by using capital judiciously.

Setting Compensation

Philosophy

As a general proposition, the Compensation Committee believes that aggregate expenditures for executive base salaries should be managed to the median of salary expenditures when compared to comparable companies. The Compensation Committee also believes that annual and long-term incentive compensation expenditures should be targeted at median market levels. Targeting the market median, while giving executives the opportunity to earn more (or less) than this amount based on Company performance, helps to ensure that the Company can attract and retain the high caliber of executive talent it seeks. In 2014, the Compensation Committee reviewed market data and other information presented by Pay Governance LLC (“Pay Governance”), its compensation consultant, and by Towers Watson. The Compensation Committee found that, on average for the named executive officers, annual compensation (at target opportunity) was slightly above the intended median positioning.

	Base Salary	Target Total Cash	Target Total Compensation
Targeted Positioning:	Median	Median	Median
Actual Positioning:
- vs. Peer Group	2% above Median	4% above Median	9% above Median

Process

In developing and maintaining appropriate compensation programs and target compensation levels for our executive officers, including our named executive officers, the Compensation Committee:

●	monitors and evaluates executive compensation by annually reviewing detailed compensation data for each named executive officer. The data includes an overview of annual compensation and benefit values offered to each executive, the value of all outstanding equity awards, the accrued value of retirement benefits, and the amount of the Company’s other obligations in the event the executive’s employment terminates under various circumstances, including death, disability, involuntary termination without cause, or in connection with a change in control of the Company.

●	annually reviews market data compiled by Towers Watson to ensure that compensation levels are in line with the labor markets in which we compete for executive talent. The primary set of market data comes from the compensation information publicly filed by the following 16 companies (our “Peer Group”). The median 2014 revenue of these 16 companies was $12 billion, and the median market cap as of the end of 2014 was $17.1 billion, as compared to 2014 revenue for the Company of $11.3 billion and market cap for the Company at the end of 2014 of $15.1 billion.

Danaher Corp.	Ingersoll-Rand	Sherwin Williams
Dover Corp.	Jarden Corp.	SPX Corp.
Eaton Corporation	Masco Corp.	Textron
Emerson Electric	Newell Rubbermaid	Tyco International
Illinois Tool Works	Parker Hannifin	W. W. Grainger
Whirlpool Corp.

These data points create ranges of compensation values that the Compensation Committee considers in setting executive salary levels and incentive opportunities that are consistent with the Company’s overall objectives. The benchmark data reviewed by the Compensation Committee are statistical summaries of the pay practices at these companies and are not representative of the compensation levels at any one organization.

●	annually reviews the Company’s financial performance, including an analysis prepared by Towers Watson of actual compensation received by the named executive officers and also the compensation realizable by our Chairman and Chief Executive Officer in relation to the performance of the Company. Based on the results of this assessment and within the broader framework of the Company’s annual and long-term financial results, the Compensation Committee, in consultation with our compensation consultant, assesses whether the Company’s incentive programs are working as intended and paying for performance. As noted in the Executive Summary, compensation realizable by our Chairman and Chief Executive Officer and received by our named executive officers was strongly aligned with our performance over the three-year period ending with the 2013 fiscal year.

●	discusses compensation matters, other than those pertaining to the Chairman and Chief Executive Officer, with our Chairman and Chief Executive Officer and other management representatives, and meets in executive session with our compensation consultant, without management present, to evaluate management’s input. The Compensation Committee also solicits comments from other Board members regarding its recommendations at regularly scheduled Board meetings.

●	establishes performance goals for the Company’s short-term and long-term performance award programs. Performance goals for our performance award programs are recommended by management based on the Company’s historical performance, strategic direction, and anticipated future operating environment, and are generally established during the first quarter of a performance cycle. These goals are tied to the Company’s strategic business plan and operating budget, which are approved by our Board of Directors at or prior to the time the goals are set. The Compensation Committee evaluates the appropriateness of the proposed goals, and from time to time requests our compensation consultant to opine on the degree of difficulty inherent in achieving those goals. The Compensation Committee has final authority over goal-setting and approves the goals when satisfied that they are set at reasonable but appropriately challenging levels.

Role of Consultant

To enhance the Compensation Committee’s ability to perform its responsibilities, the Compensation Committee has for several years retained the services of an independent compensation consultant. The Compensation Committee has retained Pay Governance to consult and advise on executive compensation issues since October 2011. As advisor to the Compensation Committee, Pay Governance reviewed the total compensation strategy and pay levels for the Company’s named executive officers, examined all aspects of the Company’s executive compensation programs to ensure their ongoing support of the Company’s business strategy, informed the Compensation Committee of developing legal and regulatory considerations affecting executive compensation and benefit programs, and provided general advice to the Compensation Committee with respect to compensation decisions pertaining to the Chairman and Chief Executive Officer and senior executives. Pay Governance works exclusively for the Compensation Committee and provides no other services to the Company.

Compensation Components

Pay Mix

The Compensation Committee believes that a significant portion of each executive officer’s compensation opportunity should be variable in order to ensure that median or above-median compensation is only delivered when business results are strong and we have created value for our shareholders. The Compensation Committee also believes, however, that it is important to pay base salaries that relate appropriately to each executive’s level of responsibility, talent and experience in order to provide financial predictability to the individual. As illustrated in the Executive Summary, the mix of compensation between base salary, annual management incentive compensation and annual long-term incentive awards is targeted such that approximately 75%–85% of our named executive officer’s target total annual compensation is variable and dependent on performance results. The Compensation Committee believes this mix provides an appropriate balance between the financial security required to attract and retain qualified individuals and the Compensation Committee’s goal of ensuring that executive compensation rewards performance that benefits our shareholders over the long term.

Base Salaries

The table below sets forth the base salaries of our named executive officers as of January 3, 2015. Individual salaries may exceed or trail the median for a variety of reasons, including performance considerations, experience level, length of service in current position, additional responsibilities, value to the Company beyond the core job description, or retention risk. The base salaries of our named executive officers are aligned with median market levels.

January 3, 2015
John F. Lundgren	$1,350,000
James M. Loree	$810,000
Donald Allan, Jr.	$625,000
Jeffery D. Ansell	$625,000
Jaime A. Ramirez	$400,000

Annual Incentive Compensation - MICP

All of our executive officers, including the named executive officers, participate in annual incentive compensation programs under the Company’s 2012 Management Incentive Compensation Plan (“2012 MICP”). These programs are designed to balance the complementary short-term goals of profitability and stability, encouraging our executives to maximize profitability and efficiency while promoting stability in our annual operating condition. The 2014 program measures included: EPS weighted at 40%; cash flow multiple (operating cash flow less capital expenditures divided by net earnings) weighted at 40%; and organic sales growth weighted at 20%. The Compensation Committee believes appropriate weighting of these three metrics supports the objective of maximizing profitability, efficiency and growth while promoting stability in our annual operating condition, as EPS, cash flow and organic sales growth are essential for the growth of high quality earnings.

Executives with group or divisional responsibility have additional measurements that can include such measures as divisional operating margin, working capital management and gross margin percent. The Compensation Committee believes including these measurements for those with group or divisional responsibility, and providing appropriate weight among all such metrics for these executives, provides incentive for such executives to exercise financial discipline while growing their businesses and to bear in mind the interests of the Company as a whole, rather than only those of the groups or divisions they oversee, as part of the decision making process.

Target awards are set as a percentage of each officer’s base salary in effect at the beginning of the performance period. For 2014, the named executive officer target bonus opportunities were: Mr. Lundgren – 150%, Mr. Loree – 100%, Mr. Allan – 100%, Mr. Ansell – 100% and Mr. Ramirez – 70%. MICP payouts will vary from 0% to 200% of the target bonus opportunity depending on actual performance. MICP metrics and resulting performance are based upon normalized earnings. Our named executive officers do not receive a payout for a particular MICP metric in the event actual performance falls below threshold for that metric. The weighting of measures, potential bonus payouts, and actual bonuses earned for 2014 performance are illustrated in the table below.

MICP Payout for 2014 Performance

The corporate performance goals and results applicable to the MICP award program for the 2014 performance period are illustrated below:

				2014 Actual
	Threshold	Target	Maximum	Result
EPS	$5.13	$5.40	$5.67	$5.67
Cash Flow Multiple	90%	105%	120%	>120%
Organic Sales Growth	3%	4%	5%	4.6%

The weighting applied to each of these measures and the bonuses earned by each of our named executive officers are set forth in the table below. The bonuses earned by Messrs. Ansell and Ramirez are based on the corporate results set forth above and the results of their respective divisions, weighted as reflected in the table below. Mr. Allan’s bonus was increased by $23,125 in recognition of his exemplary leadership within our local community. The specific divisional operating margin, working capital and organic sales percent goals and results are not disclosed as the disclosure of such information would result in competitive harm to the Company and would be of limited additional use to investors. The Company does not disclose goals and results for specific divisions.

		Weighting of Measures
		Corporate		Group			Potential Bonus Payouts			Weighted Avg.
										Payout Earned
										on All
		Cash	Organic	Operating	Working	Organic				Measures
	EPS	Flow	Sales	Margin	Capital	Sales	Threshold	Target	Maximum	(% of target)	Payout
John F. Lundgren	40%	40%	20%	0%	0%	0%	$975,000	$1,950,000	$3,900,000	191.3%	$3,730,350
James M. Loree	40%	40%	20%	0%	0%	0%	$405,000	$810,000	$1,620,000	191.3%	$1,549,530
Donald Allan, Jr.	40%	40%	20%	0%	0%	0%	$312,500	$625,000	$1,250,000	191.3%	$1,218,750
Jeffery D. Ansell	20%	20%	10%	25%	15%	10%	$312,500	$625,000	$1,250,000	195.6%	$1,222,500
Jaime A. Ramirez	10%	10%	5%	35%	15%	25%	$140,000	$280,000	$560,000	77.8%	$217,840

Long-Term Incentive Compensation

The Compensation Committee believes that establishing a culture of stock ownership is an effective way to incentivize executives to achieve sustainable performance results and maximize long-term shareholder value. To that end, the Company is authorized to grant equity-based awards, including stock options, time-vesting restricted shares or units (“RSUs”), and performance-vesting shares or units (“performance units”) under its 2013 Long-Term Incentive Plan. In 2014, the Company granted stock options, RSUs and performance-vesting units to its named executive officers as part of their regular compensation packages. The Compensation Committee believes stock options and RSUs are useful vehicles for rewarding management for successful share price appreciation, aligning their interests with shareholders and bolstering retention. The stock options and RSUs vest in four equal annual installments on the first four anniversaries of the grant date; the stock options expire 10 years from the grant date. The performance units are a key component linking pay with performance and aligning management with the Company’s key strategic initiatives.

In 2014, the Committee revisited the performance goals for performance units, and replaced the goal based on return on capital employed (“ROCE”) with a goal based on cash flow return on investment (“CFROI”). This change was made to align the performance goals for the 2014 – 2016 performance period with the Company’s objectives, by encouraging participants to give greater weight to the projected cash flow return in relation to the cost of capital when considering investments. When making this change, the Committee determined that the CFROI goals would be no easier to achieve than the ROCE goals that had been established for prior performance cycles. The performance units for the performance period commencing in 2014 will be earned or forfeited following the conclusion of a three year performance cycle depending on the achievement of pre-established EPS and CFROI performance goals for each year in the cycle and a three-year TSR goal.

The Compensation Committee includes EPS as a performance goal in both the annual incentive and long-term performance award program because it believes EPS is a critical driver of shareholder value that must be balanced over both near- and longer-term time horizons. The Compensation Committee does not want managers pursuing other short- or long-term goals without considering the effect of such goals on EPS. The Compensation Committee also believes that using EPS as one of the goals in annual incentives provides the Compensation Committee with flexibility to adjust short-term goals to reflect existing market conditions without losing the motivational and retentive value of the long-term performance award.

In addition, because each of the annual EPS goals contained in a given 3-year long-term performance cycle is established in the first year of the cycle and the EPS goal for MICP is established each year, the target EPS goals for the second and third years of the long-term performance cycle are not likely to be the same as the target EPS goals for the corresponding years’ MICP programs. Even in the first year of a cycle, when target EPS goals will match, the threshold and maximum EPS metrics will not be the same for annual and long term awards because the range below and above target annual EPS is narrower for MICP awards than for long-term performance awards. The Compensation Committee believes that the tighter range below and above target EPS for the MICP program is appropriate primarily due to the one-year time horizon.

The Compensation Committee believes that the mix of stock options, RSUs and performance units places a substantial portion of compensation at risk and effectively links equity compensation values to shareholder value creation and financial results. The allocation of the long-term incentive values among stock options, RSUs and performance units varies by named executive officer. Our most senior officers have a greater percentage of their long-term incentive awards allocated to performance units than other officers and employees do because they have the greatest ability to influence the financial measures underlying the program. For Messrs. Lundgren and Loree, this equity mix has resulted in approximately 50% of the total long-term incentive value delivered in performance units. The following table shows the 2013 and 2014 allocation of regular long-term incentive awards for our named executive officers:

	2014				2013
	Stock		Performance	Stock		Performance
	Options	RSUs	Units	Options	RSUs	Units
John F. Lundgren	21%	28%	51%	23%	25%	52%
James M. Loree	23%	32%	45%	26%	28%	46%
Donald Allan, Jr.	25%	35%	40%	28%	31%	41%
Jeffery D. Ansell	25%	35%	40%	29%	32%	39%
Jaime A. Ramirez	31%	41%	28%	34%	37%	29%

The performance unit component of our current long-term incentive program is designed to pay out at market-competitive levels only when we achieve and sustain profitability and market return goals over three years. Accordingly, 40% of performance unit payouts are contingent upon improvement in CFROI, 35% on EPS growth, and 25% on TSR relative to our peers. The weighting of these goals is designed to encourage participants to focus first on cash flow, second on long-term profitability, and third on value creation relative to our peers. This approach recognizes that stock returns typically take longer to develop versus earnings and that relative TSR, while an important assessment of long-term performance, is not as directly influenced by our management team. The CFROI computation is defined as cash from operations plus after-tax interest expense divided by the two point average of debt plus equity. The TSR calculation is based on an annualized rate of return reflecting share price appreciation and dividends paid during the measurement period with starting and ending prices measured as 20-day averages to account for daily trading volatility. While we may again re-evaluate the measures used in the performance unit program in the future, or the weighting of those measures, we believe that CFROI, EPS, and TSR currently provide effective tools for measuring the value we create and sustain, assessing our achievement of strategic goals, and evaluating our long-term performance and potential.

Performance goals for each performance cycle are recommended by management based on the Company’s historical performance, strategic direction, and anticipated future operating environment, and are generally established during the first quarter of the performance cycle. The Compensation Committee considers management’s recommended performance goals, the Company’s performance-to-date and strategic direction, and the nature of the Company’s future operating environment, and once satisfied with the degree of difficulty associated with goal achievement, approves the targets for each performance cycle. As a general rule, the Compensation Committee seeks to establish goals such that the likelihood of missing the target goal is at least as high as the likelihood of achieving the target goal based on reasonable assumptions and projections at the time of grant. The Compensation Committee may establish the target at a higher or lower level in appropriate circumstances.

Threshold, target and maximum EPS, ROCE and CFROI goals are established in the first year for each fiscal year, or portion thereof, for the performance period. At the end of the performance period, a weighted average payment is made based on performance achieved by the end of each fiscal year during the period relating to these goals plus an amount related to achievement of TSR goals. The goals and resulting performance for the long-term performance periods discussed below are based on normalized earnings. The threshold and maximum performance goals for the 2013-2015 and 2014-2016 performance cycles are as follows (for competitive reasons, the Company does not disclose target goals for performance cycles that have not yet been completed):

		EPS			ROCE		TSR
		Threshold	Maximum		Threshold	Maximum	Threshold	Maximum
2013-2015	Year 1	$4.98	$6.08	Year 1	9.7%	11.7%	25th percentile	75th percentile
Performance	Year 2	$5.30	$6.48	Year 2	10.0%	12.0%
Cycle	Year 3	$5.79	$7.07	Year 3	11.0%	13.0%

		EPS			CFROI		TSR
		Threshold	Maximum		Threshold	Maximum	Threshold	Maximum
2014-2016	Year 1	$4.86	$5.94	Year 1	9.0%	11.0%	25th percentile	75th percentile
Performance	Year 2	$5.45	$6.67	Year 2	10.0%	12.0%
Cycle	Year 3	$6.09	$7.45	Year 3	11.0%	13.0%

The award opportunities associated with the 2013-2015 performance cycle are set forth in the Company’s March 11, 2014 Proxy Statement on page 18.

For the 2014-2016 performance cycle, the Compensation Committee determined that the likelihood of missing the target goal is at least as high as the likelihood of achieving the target goal. The EPS goals for the first and second years of the 2014-2016 performance cycle are lower than those established for the same fiscal years in the 2013-2015 performance cycle primarily because of the performance of the Security segment in 2013 and foreign exchange rate pressures. The following tables illustrate the award opportunities associated with the 2014-2016 performance cycle.

2014-2016 Performance Cycle

	Potential Performance Units Earned
	Threshold	Target	Maximum
John F. Lundgren	23,979	47,959	79,931
James M. Loree	12,451	24,902	39,843
Donald Allan, Jr.	3,843	7,686	15,371
Jeffery D. Ansell	3,843	7,686	15,371
Jaime A. Ramirez	1,722	3,443	6,886

2012-2014 Performance Cycle

The goals, actual performance results and payouts associated with the recently completed 2012-2014 performance cycle are illustrated in the following two tables. The results achieved for the 2012-2014 performance cycle resulted in a weighted average goal achievement across all measures of 31.3% of target.* The results achieved for the 2013 and 2014 EPS and ROCE goals fell below threshold and as a result, no payout was made with respect to those metrics.

Goals
EPS					ROCE					TSR
	Threshold	Target	Maximum	Achieved		Threshold	Target	Maximum	Achieved	Threshold	Target	Maximum	Achieved
Y 1	$5.26	$5.85	$6.43	5.34	Y 1	12.0%	13.0%	14.0%	12.0%	25th percentile	50th percentile	75th percentile	36th percentile
Y 2	$5.80	$6.45	$7.09	5.29	Y 2	13.3%	14.3%	15.3%	11.0%
Y 3	$6.38	$7.09	7.80	6.00	Y 3	13.9%	14.9%	15.9%	10.9%

*	In determining whether the EPS and ROCE performance goals were met for the 2012-2014 performance cycle, certain adjustments were made to reflect the impact of recent acquisitions and divestitures. The results shown in the foregoing table reflect these adjustments.

					Weighted
	Potential Performance Unit			Actual Payout	Average Payout
	Threshold	Target	Maximum	(shares)	(% of target)
John F. Lundgren	23,767	47,535	79,224	14,874	31.3%
James M. Loree	12,359	24,718	39,549	7,735	31.3%
Donald Allan, Jr.	2,915	5,831	11,662	1,825	31.3%
Jeffery D. Ansell	2,662	5,324	10,648	1,666	31.3%
Jaime A. Ramirez	998	1,996	3,993	625	31.3%

Special Compensation

In December 2014, the Compensation and Organization Committee identified a select group of employees for whom the Company would provide one-time restricted stock unit awards in order to mitigate retention risk, position the Company for future profitable growth, and ensure the leadership remains engaged to deliver sustained strong performance. Recipients of these special retention awards included Messrs. Allan and Ansell, who received grants of 30,000 restricted stock units each, and Mr. Ramirez, who received a grant of 10,000 restricted stock units. These awards were granted on December 5, 2014 and will vest in two equal installments on the fourth and fifth anniversaries of the grant date. The recipients must generally remain employed until the time of vesting, but the awards will vest in full if the participant’s employment terminates as a result of retirement, death or disability.

Benefits & Perquisites

Retirement Benefits

The Compensation Committee believes that offering a full complement of compensation and benefit programs typically extended to senior executive officers is crucial to the attraction and retention of high-caliber executive talent. To that end, the Company currently offers retirement programs to its executive officers under two plans: the Stanley Black & Decker Retirement Account Plan and the Stanley Black & Decker Supplemental Retirement Account Plan, which are more fully described on pages 25-26 and 33-34, respectively. Prior to 2007, when the program was closed to new participants, the Company provided supplemental retirement benefits to certain executives pursuant to The Stanley Works Supplemental Executive Retirement Program. Those executives who were participants in the program prior to 2007, including Messrs. Lundgren and Loree, retain this benefit. This Program is described on page 32. Prior to the March 12, 2010 Merger, Black & Decker executives, including Mr. Ramirez, accrued benefits under plans sponsored by Black & Decker. Effective January 1, 2011, those executives became eligible to participate in the Stanley

Black & Decker Retirement Account Plan and the Stanley Black & Decker Supplemental Retirement Account Plan and their benefits under Black & Decker Plans were frozen and ceased to accrue unless there were accruals during a salary continuation period, as provided under such plans. See pages 32-33 for additional information regarding this benefit.

Employment Agreements

The Company has followed the practice of entering into a written employment agreement with its chief executive officer for many years in order to provide continuity of leadership. Consistent with this practice, the Company entered into an employment agreement with Mr. Lundgren in March 2004, which was amended and restated on December 10, 2008 to comply with rules enacted under Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”). In 2009, Mr. Lundgren’s agreement was again amended and restated in connection with the Merger and became effective upon completion of the Merger on March 12, 2010. On January 13, 2013, the Company and Mr. Lundgren agreed that his employment agreement was to be construed and interpreted to reflect (i) that he had ceased to serve as the President of the Company and (ii) that effective March 13, 2013, he would assume the additional role and responsibilities of Chairman of the Board of the Company.

In connection with the Merger, the Company also entered into a written employment agreement with James M. Loree, as Executive Vice President and Chief Operating Officer that became effective upon completion of the Merger on March 12, 2010. On January 13, 2013, the Company and Mr. Loree agreed that his employment agreement is to be construed and interpreted to reflect (i) that he had ceased to serve as Executive Vice President of the Company and (ii) that he now serves as President and Chief Operating Officer of the Company.

Detailed descriptions of the employment agreements with Messrs. Lundgren and Loree are set forth under the heading “Executive Officer Agreements” on pages 34-35.

Change in Control Agreements and Severance Agreements

The Compensation Committee has determined that to be competitive with prevailing market practices, to enhance the stability of the executive team, and to minimize turnover costs associated with a corporate change in control, it is important to extend special severance protection for termination of employment as a result of a change in corporate control to certain employees. Therefore, the Company has entered into change in control agreements with certain members of senior management, including the named executive officers. Severance protections were established based on prevailing market practices when these agreements were put in place for each of our named executive officers. The severance benefits that would have been payable at January 3, 2015 to Messrs. Lundgren, Allan, Ansell, Loree and Ramirez in the event of termination following a change in control are set forth under the heading “Termination and Change in Control Provisions” beginning on page 35. Golden parachute excise tax gross-ups have not and will not be included in any new change in control or severance agreement or arrangement entered into after 2010.

Perquisites

The Company provides certain perquisites to its executive officers as part of its overall compensation program. These perquisites do not constitute a significant percentage of any executive’s total compensation package and are comparable to perquisites offered by the companies with whom the Company competes for talent. The perquisites currently provided are: financial planning services, life and long-term disability insurance, car allowance, home security system services, executive medical exams, and up to $5,000 of Company products for Mr. Lundgren and $2,000 of Company products for other executive officers as more fully set forth on pages 25-26. The provision of financial planning services, life and long-term disability insurance, a car allowance and executive medical exams is consistent with general market practice and, the Compensation Committee believes, provides benefit to the Company in encouraging the Company’s executives to maintain their health and financial well-being. The Company provides home security services to certain executives to help ensure their safety and that of their families. The Company also permits limited personal use of corporate aircraft by certain executives. The Company product programs are designed to encourage Company executives to use, and encourage others to use, Company products. The Company does not provide tax gross-ups on any perquisites.

Other Compensation Policies

Stock Ownership Policy

In furtherance of the Company’s objective to create an ownership culture and because the Compensation Committee believes the meaningful investment by executive officers in the Company better aligns their interests with those of the Company’s shareholders, the Company maintains a Stock Ownership Policy for Executive Officers. This policy requires stock ownership to reach the minimum levels laid out in the table below within a five-year period commencing on the date of hire or promotion to a senior management position. This policy also requires that executive officers hold the net after tax shares received upon vesting of RSUs or the exercise of stock options granted on or after February 14, 2012 for a period of one year post vesting or exercise, as applicable—even if the minimum ownership requirement is otherwise satisfied. A copy of this policy is available on the “Corporate Governance” section of the Company’s website at www.stanleyblackanddecker.com.

Minimum Ownership
CEO	1,000% of base salary
COO and CFO	500% of base salary
Other Executive Officers	300% of base salary

Timing of Stock Option and RSU Grants

Annual grants of stock options and RSUs to executive officers are usually made at a regularly scheduled meeting of the Compensation Committee held during the fourth quarter of each year. The grant date of stock option and RSU awards is the date of the Board meeting held during the fourth quarter (typically the day after the Compensation Committee meeting) and grants to other eligible employees typically are approved on the same date. The exercise price for all stock option grants other than those to French participants is the average of the high and low price of a share as quoted on the New York Stock Exchange Composite Tape on the date of grant. The grant date for awards to French participants is the first date on which grants may be made consistent with French legal and tax requirements following the date on which annual grants are made to our other employees. The exercise price of stock options for French participants is the higher of the average of the high and low stock price on the date of grant and 80% of the average opening price on the New York Stock Exchange for the 20 days preceding the date of grant.

The Compensation Committee may occasionally make off-cycle grants during the year. These are typically associated with promotions, hiring, acquisitions, or other significant business events that would likely have an adverse impact on our ability to retain management talent. The Compensation Committee has delegated authority to the Company’s Chief Executive Officer to make annual grants and occasional off-cycle grants to employees who are not executive officers of the Company. The grant date for any grants made by the Company’s Chief Executive Officer is either the date the grant authorization is signed by the Chief Executive Officer or a later date specified in the grant authorization.

Tax Deductibility Under Section 162(m)

Under Section 162(m) of the Code, the Company may not be able to deduct certain forms of compensation in excess of $1,000,000 paid to the Chief Executive Officer and the three other most highly compensated named executive officers employed at the end of the year (other than the Chief Financial Officer). The Company believes that it is generally in the Company’s best interests to satisfy the requirements for deductibility under Section 162(m). Accordingly, the Company has taken appropriate actions, to the extent it believes feasible, to preserve the deductibility of annual incentive and long-term performance awards. However, notwithstanding this general policy, the Company also believes there may be circumstances in which the Company’s interests are best served by maintaining flexibility in the way compensation is provided, whether or not compensation is fully deductible under Section 162(m).

Hedging; Pledging

The Company’s Board of Directors has adopted a policy against hedging transactions and discouraging pledging transactions. Pursuant to the policy, hedging is not permitted, and any officer, director or employee who wishes to pledge shares must obtain the prior approval of the General Counsel. This policy is included in the Company’s Business Conduct Guidelines, which are available on the “Corporate Governance” section of the Company’s website at www.stanleyblackanddecker.com.

   Forfeiture of Awards in the Event of Restatement

The Board of Directors has adopted a “recoupment” policy relating to unearned incentive compensation of executive officers. Pursuant to this policy, in the event our Board or an appropriate committee thereof determines that any fraud, negligence or intentional misconduct by an executive officer was a significant contributing factor to the Company having to restate all or a portion of its financial statements, the Board (or committee thereof) will take, in its discretion, such action as it deems necessary to remedy the misconduct and prevent its recurrence. Such actions may include requiring reimbursement of bonuses or incentive compensation paid to the officer after January 1, 2007, requiring reimbursement of gains realized upon the exercise of stock options, and cancellation of restricted or deferred stock awards and outstanding stock options. In determining what actions are appropriate, the Board (or committee thereof) will take into account all relevant factors, including whether the restatement was the result of fraud, negligence or intentional misconduct. A copy of this policy is available on the “Corporate Governance” section of the Company’s website at www.stanleyblackanddecker.com.

Assessment of Risk Arising from Compensation Policies and Practices

The Company has considered whether its compensation policies and practices create risks that are reasonably likely to have a material adverse effect on the Company and has concluded that the Company’s compensation practices and policies do not create such risks. This conclusion was based on the following considerations:

As discussed above on page 17, under the MICP, each participant has an opportunity to earn a threshold, target or maximum bonus amount that is contingent on achieving established performance goals. For 2014, the corporate goals consisted of EPS, organic sales growth and cash flow multiple (operating cash flow less capital expenditures divided by net earnings); divisional managers had additional performance goals with respect to divisional operating margin, working capital management and group organic sales percent, each of which had been deemed by the Compensation Committee to be an important measure of divisional contribution to overall corporate success. Further, achievement of corporate goals is a significant component of the bonus determination for division managers and employees, making it unlikely any employee or group of employees would pursue achievement of divisional goals in a manner that would have an adverse impact on the overall corporate goals. While managers other than named executive officers might have individual performance goal targets as a component of their MICP award as well, achievement of individual goals would account for only a small percentage of the total bonus opportunity, making it unlikely that any individual would pursue achievement of an individual goal in a manner that would jeopardize performance of his or her division as a whole or the Company as a whole.

The Company’s long-term incentive programs similarly are not likely to create risks that are reasonably likely to have a material adverse effect on the Company. As discussed above on pages 18-20, there are two elements to the Company’s long-term incentive programs: (i) grants of stock options and/or RSUs that vest over time (typically four years) and (ii) grants of performance units that vest based on performance over a specified period of time (typically three years). The RSU and stock option grants align recipients’ interests with those of the Company’s shareholders in maintaining or increasing share value, making it unlikely that award recipients will pursue behaviors that create a material risk to the Company. Performance grants generally are earned based on achievement of corporate performance goals. A portion of each performance award is contingent on achieving stated levels in EPS during the performance period, a portion is based on targets relating to ROCE or CFROI, and a portion is contingent on achieving TSR relative to a peer group. As noted on page 19 the Company believes that using EPS and ROCE or CFROI as performance measures provides appropriate incentives for management to optimize the principal financial drivers that generate shareholder return and reinforce the Company’s quest for continued growth; including TSR as a performance measure encourages management to continuously benchmark Company performance against that of a broadly defined group of comparable companies, further supporting the Company’s quest for growth. In determining whether EPS and ROCE or CFROI goals have been met, the Compensation Committee retains the discretion to adjust the manner in which achieved EPS and ROCE or CFROI are determined to take into account certain nonrecurring events (such as significant acquisitions or divestitures). Providing the Compensation Committee this discretion allows the Compensation Committee to ensure the results are comparable to the originally established targets. It also has the effect of eliminating any incentive to take a particular action in order to increase the bonus that would be distributed at the end of the applicable performance period.

The Company has occasionally granted long-term incentive awards to employees to encourage them to reach goals different from those above, such as working capital turns and inventory turns objectives. Typically, such programs are designed to incentivize employees to improve the overall performance of the Company, or a particular business, by requiring improvement in processes and, as such, are unlikely to encourage behavior that would have a material adverse effect on the Company.

Other incentive programs that may be available are common in companies in durable goods and services businesses, such as commissions on sales for sales representatives. None of these programs accounts for a significant percentage of the relevant business unit’s revenues, and no one business unit carries a significant portion of the Company’s risk profile.

Based on all of the above, the Company has concluded that its compensation policies and practices for its employees do not create risks that are likely to have a material adverse effect on the Company.

Summary Compensation Table

The table below summarizes the total compensation for the applicable periods for those individuals who served as Chief Executive Officer or Chief Financial Officer of the Company during the fiscal year ended January 3, 2015 (“fiscal year 2014”) and for the three most highly compensated executive officers of the Company serving as such at the end of fiscal year 2014 other than the CEO and CFO (collectively the “named executive officers”). Mr. Ramirez has not previously been one of the Company’s named executive officers; the compensation data included for Mr. Ramirez therefore covers only the 2014 fiscal year.

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
							Change in
							Pension
							Value and
							Nonqualified
						Non-Equity	Deferred
				Stock	Option	Incentive Plan	Compensation	All Other
Name and		Salary	Bonus	Award(s)	Awards	Compensation	Earnings	Compensation
Principal Position	Year	($)	($)	($)	($)	($)	($)	($)	Total
John F. Lundgren,	2014	1,304,167	0	5,763,029	1,498,500	3,730,350	492,849	348,587	13,137,482
Chairman and CEO	2013	1,300,000	0	5,273,402	1,552,500	1,727,700	434,022	379,538	10,667,162
	2012	1,270,833	0	5,325,146	1,301,250	2,325,000	2,324,469	511,175	13,057,873

James M. Loree,	2014	810,000	0	3,276,946	999,000	1,549,530	2,887,907	229,185	9,752,568
President and COO	2013	810,000	0	2,976,181	1,035,000	717,660	2,825,465	190,579	8,554,885
	2012	785,000	0	3,027,988	867,500	967,200	1,480,620	203,877	7,332,185

Donald Allan, Jr.,	2014	625,000	0	4,021,229	399,600	1,218,750	0	128,241	6,392,820
Senior Vice President and	2013	625,000	0	1,048,601	414,000	553,750	0	95,716	2,737,067
CFO	2012	579,167	0	907,440	347,000	570,400	0	132,991	2,536,998

Jeffery D. Ansell,	2014	625,000	0	4,021,229	399,600	1,222,500	0	111,096	6,379,425
Senior Vice President and	2013	579,167	0	1,001,184	414,000	593,975	0	94,866	2,683,192
Group Executive,	2012	529,167	0	869,471	347,000	705,400	0	103,883	2,554,921
Global Tools & Storage

Jaime A. Ramirez	2014	400,000	0	1,638,358	299,700	217,840	42,422	54,048	2,652,368
Senior Vice President and
President, Global
Emerging Markets

Footnote to Column (e) of Summary Compensation Table
This column reflects the aggregate grant date fair value of all RSUs and performance awards granted during the fiscal years ended January 3, 2015, December 28, 2013, and December 29, 2012, respectively, in accordance with Financial Accounting Standards Board (“FASB”) Codification Topic 718—Stock Compensation. See footnote J of the Company’s report on Form 10-K for the applicable fiscal year for assumptions used in the valuation of these awards and related disclosures. The grant date fair value of performance award grants included in this column, assuming performance at maximum, for grants made in fiscal years 2014, 2013, and 2012, respectively, is as follows: Mr. Lundgren, $6,205,643/$5,942,543/$5,933,085; Mr. Loree, $3,067,513/$2,940,154/$2,961,825; Mr. Allan, $1,243,860/$1,186,464/$873,367; Mr. Ansell $1,243,860/$1,091,556/$797,429; and Mr. Ramirez, $557,232. The dollar amounts listed do not necessarily reflect the dollar amounts of compensation actually realized or that may be realized by our named executive officers.

Footnote to Column (f) of Summary Compensation Table
This column reflects the aggregate grant date fair value of all stock options granted during the fiscal years ended January 3, 2015, December 28, 2013, and December 29, 2012, respectively, in accordance with FASB Codification Topic 718—Stock Compensation. See footnote J of the Company’s report on Form 10-K for the applicable fiscal year for assumptions used in the valuation of these awards and related disclosures.

Footnote to Column (g) of Summary Compensation Table
The dollar amounts set forth in this column reflect incentive compensation payable pursuant to the Company’s MICP for the 2014, 2013, and 2012 fiscal years, respectively, plus, for Mr. Ansell for fiscal year 2012, a retention bonus established in March 2010 in connection with the Merger.

Footnote to Column (h) of Summary Compensation Table
The amounts included in this column are attributable to the following:

Increase in actuarial present value of Mr. Lundgren’s benefit under The Stanley Works Supplemental Executive Retirement Program for fiscal year 2014 is $492,849. See the footnote to Column (d) of the Pension Benefits Table on page 33 for the assumptions used in making this calculation. For fiscal year 2013, the increase in actuarial present value of Mr. Lundgren’s benefit under The Stanley Works Supplemental Executive Retirement Program was $434,022. For fiscal year 2012, the increase in actuarial present value of Mr. Lundgren’s benefit under The Stanley Works Supplemental Executive Retirement Program was $2,324,469.

Increase in actuarial present value of Mr. Loree’s benefit under The Stanley Works Supplemental Executive Retirement Program for fiscal year 2014 is $2,887,907. See the footnote to Column (d) of the Pension Benefits Table on page 33 for the assumptions used in making this calculation. For fiscal year 2013, the increase in actuarial present value of Mr. Loree’s benefit under The Stanley Works Supplemental Executive Retirement Program was $2,825,465. For fiscal year 2012, the increase in actuarial present value of Mr. Loree’s benefit under The Stanley Works Supplemental Executive Retirement Program was $1,480,620.

Increase in actuarial present value of Mr. Ramirez’s benefit for fiscal year 2014 under the plans in which he was a participant is as follows: $17,717 under the Stanley Black & Decker Pension Plan (known prior to January 1, 2013 as The Black & Decker Pension Plan) and $24,705 under The Black & Decker Supplemental Pension Plan. See the footnote to Column (d) of the Pension Benefits Table on page 33 for the assumptions used in making these calculations.

Footnote to Column (i) of Summary Compensation Table
This column reflects Company contributions and allocations for Messrs. Lundgren, Allan, Ansell, Loree, and Ramirez under the Stanley Black & Decker Retirement Account Plan (matching and Core Account (as defined below)) and the Stanley Black & Decker Supplemental Retirement Account Plan (supplemental matching and supplemental Core), and Company costs related to life insurance premiums, car allowances, financial planning services, annual physicals, products acquired through the Company’s Product Programs, personal use of corporate aircraft and maintenance of home security systems as set forth in the table below. Certain contributions and allocations under the Stanley Black & Decker Retirement Account Plan and the Stanley Black & Decker Supplemental Retirement Account Plan for Messrs. Lundgren and Loree will offset pension benefits as described on pages 33-34.

		Defined						Home	Personal Use
		Contribution			Financial	Annual	Product	Security	of Corporate	Column (i)
		Plans	Insurance	Car	Planning	Physical	Program	System	Aircraft	Total
Name	Year	($)	($)	($)	($)	($)	($)	($)	($)	($)
John F. Lundgren	2014	235,828	40,114	23,000	11,000	0	1,075	37,570	0	348,587
James M. Loree	2014	143,611	16,618	23,000	0	2,500	2,000	41,456	0	229,185
Donald Allan, Jr.	2014	74,919	11,844	18,000	1,067	2,500	717	19,194	0	128,241
Jeffery D. Ansell	2014	74,750	7,554	17,792	9,000	0	2,000	0	0	111,096
Jaime A. Ramirez	2014	29,488	4,685	19,875	0	0	0	0	0	54,048

The Stanley Black & Decker Retirement Account Plan, an Internal Revenue Code Section 401(k) retirement plan that covers certain employees of the Company and its U.S. affiliates who are subject to the income tax laws of the United States, features two accounts, a Choice Account, and a Core Account.

The Choice Account offers eligible participants the opportunity for tax-deferred savings and a choice of investment options. For the 2012, 2013 and 2014 calendar years, a 50% matching allocation was provided on the first 7% of pay contributed by a participant on a pre-tax basis for the year. Pay ordinarily includes salary, management incentive bonuses, certain other taxable compensation and elective contributions by a participant to the Stanley Black & Decker Retirement Account Plan or another plan sponsored by Stanley Black & Decker (or one of its wholly-owned subsidiaries) that meets the requirements of Section 125 or 401(k) of the Code. Annual pay and the amount of elective contributions are subject to limits set forth in the tax law. Participants are permitted to direct the investment of all funds credited to their Choice Accounts. Matching allocations are vested upon the earlier of a participant’s completion of one year of service or his/her attainment of age 55 while employed by Stanley Black & Decker (or one of its wholly-owned subsidiaries). Vesting is accelerated in certain circumstances, as described below.

The Core Account provides a retirement benefit for certain participants. This account is 100% funded by separate allocations that are not dependent on contributions by participants. The Core Account is subject to investment direction by a participant. Regular allocations to a Core Account for a calendar year are based on the participant’s age as of the last day of the year and pay for each calendar quarter during the year, as described above, and are subject to the limits of the tax law, with allocations for a calendar quarter contingent upon a participant having employment status on the last day of the calendar quarter, as follows:

Age	Allocation Amount (% of Pay)
Less than 40	2%
40 - 54	4%
55 and older	6%

There also is a Core Transition Benefit allocation to the Core Account, during the five calendar years that begin with the 2011 year, for those individuals who are eligible for regular allocations to the Core Account during the year and, in addition, received Cornerstone allocations (the predecessor to the Core allocations) under the Stanley Account Value Plan during 2010 or who accrued benefits during 2010 under The Black & Decker Pension Plan (known, effective January 1, 2013 as the Stanley Black & Decker Pension Plan) or the Retirement Plan for Hourly-Rated Employees of Porter Cable Corporation (which was merged into the Stanley Black & Decker Pension Plan effective as of the close of business on December 31, 2013). Messrs. Lundgren, Allan, Ansell, Loree and Ramirez are eligible for this benefit. The Core Transition Benefit allocation increases an individual’s Core Allocation by the following percentages of pay (as described above and subject to the limits applied under the tax laws):

Age	2011	2012	2013	2014	2015
Less than 40	1%	1%	0.5%	0.5%	0.5%
40-54	1%	1%	0.5%	0.5%	0.5%
55 and over	3%	3%	1.5%	1.5%	1.5%

There is also an Additional Core Transition Benefit allocation to the Core Account, during the five calendar years that begin with the 2011 calendar year, for those individuals who are eligible for regular allocations to the Core Account and Core Transition Benefit allocations during the year and, in addition, participated, on January 31, 1998, in The Stanley Works Retirement Plan, the Stanley Black & Decker Pension Plan (then known as The Black & Decker Pension Plan), or the Retirement Plan for Hourly-Rated Employees of Porter Cable Corporation (which was merged into the Stanley Black & Decker Pension Plan effective as of the close of business on December 31, 2012). Mr. Ramirez is eligible for this benefit, which is based on the following percentages of his pay (as discussed above and subject to the limits applied under the tax laws):

2011	2012	2013	2014	2015
0.10%	0.10%	0.05	0.05%	0.05%

None of the Company’s other named executive officers is eligible for Additional Core Transition Benefits.

Allocations to a participant’s Core Account become 100% vested upon completing three years of service, except as described below. Effective January 1, 2011, a participant becomes fully vested in the matching allocations to the Choice Account and the allocations credited to the Core Account in accordance with these same rules, except that full vesting also applies upon reaching age 55 while employed by the Company or if, while employed by the Company, the participant dies or becomes disabled.

The vested accounts are payable to a participant in a lump sum upon termination of employment and, effective January 1, 2011, if payments are made after a participant reaches age 70-1/2, the participant may elect instead to receive annual installment payments equal to the minimum required distributions under the tax law. If a participant dies, the total vested value of the participant’s accounts (including amounts that became vested upon death while employed by the Company) is payable in a lump sum to his or her beneficiary.

The Stanley Works Supplemental Executive Retirement Program is described on pages 32-33 under the heading “Pension Benefits.” The Stanley Black & Decker Supplemental Retirement Account Plan, is described on pages 33-34 under the heading “Non-Qualified Defined Contribution and Deferred Compensation Plans.”

Grants of Plan Based Awards Table 2014 Grants

This table sets forth information concerning equity grants to the named executive officers during the fiscal year ended January 3, 2015 as well as the range of future payouts under non-equity incentive programs.

								All Other
								Stock	All Other			Grant Date
								Awards:	Option	Exercise		Fair Value
								Number	Awards:	or Base		of Stock
								of Shares	Number of	Price of	Closing	and
								of Stock	Securities	Option	Price at Date	Option
		Estimated	Future	Payouts Under	Estimated	Future	Payouts Under	or Units	Underlying	Awards	of Grant	Awards
		Non-Equity	Incentive	Plan Awards	Equity	Incentive	Plan Awards	(#)	Options (#)	($/Sh)	($/Sh)	($)
		Threshold	Target	Maximum	Threshold	Target	Maximum
Name	Grant Date	($)	($)	($)	(#)	(#)	(#)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)		(l)
John F. Lundgren	February 17, 2014	975,000	1,950,000	3,900,000
	February 17, 2014				23,979	47,959	79,931					3,723,417
	December 5, 2014							21,429				2,039,612
	December 5, 2014								75,000	95.18	95.61	1,498,500

James M. Loree	February 17, 2014	405,000	810,000	1,620,000
	February 17, 2014				12,451	24,902	39,843					1,917,205
	December 5, 2014							14,286				1,359,741
	December 5, 2014								50,000	95.18	95.61	999,000

Donald Allan, Jr.	February 17, 2014	312,500	625,000	1,250,000
	February 17, 2014				3,843	7,686	15,371					621,970
	December 5, 2014							35,714				3,399,259
	December 5, 2014								20,000	95.18	95.61	399,600

Jeffery D. Ansell	February 17, 2014	312,500	625,000	1,250,000
	February 17, 2014				3,843	7,686	15,371					621,970
	December 5, 2014							35,714				3,399,259
	December 5, 2014								20,000	95.18	95.61	399,600

Jaime A. Ramirez	February 17, 2014	140,000	280,000	560,000
	February 17, 2014				1,722	3,443	6,886					278,616
	December 5, 2014							14,286				1,359,741
	December 5, 2014								15,000	95.18	95.61	299,700

Footnote to Columns (c), (d) and (e) of Grants of Plan-Based Awards Table
The amounts set forth in these columns are (i) the threshold, target and maximum bonuses each of the named executive officers was eligible to receive pursuant to the Company’s MICP covering the Company’s 2014 fiscal year. The bonuses payable, which are paid during the first quarter of 2015, are set forth in Column (g) of the Summary Compensation Table.

Footnote to Columns (f), (g) and (h) of Grants of Plan-Based Awards Table
The performance awards identified in columns (f), (g) and (h) were awarded by the Board on February 17, 2014, and cover a performance period that commenced at the beginning of the Company’s 2014 fiscal year and expires at the end of the Company’s 2016 fiscal year. Each performance award represents the right to receive the number of Company shares shown in the table, subject to the attainment of performance goals at the end of the performance period and continued employment. An award recipient must generally remain employed until the time of settlement of performance awards, but pro-rated awards will vest and be paid if the performance goals are met and the participant’s employment terminates as a result of retirement, death or disability. Thirty-five percent of the potential award is contingent on the achievement of earnings per share growth, forty percent is contingent on the achievement of cash flow return on investment, and twenty-five percent is contingent on total shareholder return.

The number of performance shares that each executive would be eligible to receive pursuant to these awards was determined by multiplying the executive’s base salary as of January 1, 2014 by the applicable performance factor, which ranged from 35-150% in the case of threshold performance, 70-300% in the case of target performance, and 140-500% in the case of maximum performance for the named executive officers, and dividing the resulting number by the average of the high and low price of Company stock on the date of grant. Unless the Compensation Committee otherwise determines, no shares will be issued in respect of a performance goal unless threshold performance is achieved for that goal and the number of shares to be issued will be pro-rated in the event performance falls between threshold and target or target and maximum performance.

Footnote to Column (i) of Grants of Plan-Based Awards Table
The restricted stock awards identified in this column are (i) RSUs awarded on December 5, 2014 that will vest in four equal installments on the first four anniversaries of the date of grant and (ii) for Messrs. Allan, Ansell and Ramirez, special RSU grants awarded on December 5, 2014 that will vest in two equal installments on the fourth and fifth anniversaries of the date of grant. An award recipient must generally remain employed until the time of vesting of awards, but awards will vest in full if the participant’s employment terminates as a result of retirement, death or disability.

Footnote to Column (j) of Grants of Plan-Based Awards Table
The stock options identified in this column are stock options granted on December 5, 2014 that will vest in four equal installments on the first four anniversaries of the date of grant. An award recipient must generally remain employed until the time of vesting of awards, but awards will vest in full if the participant’s employment terminates as a result of retirement, death or disability.

Footnote to Column (k) of Grants of Plan-Based Awards Table
All stock option grants were made pursuant to the Company’s 2013 Long-Term Incentive Plan (the “2013 Plan”). The 2013 Plan, which has been approved by the Company’s shareholders, provides that the purchase price per share purchasable under an option may not be less than the Fair Market Value of a share on the date of grant. The 2013 Plan defines the Fair Market Value of a share as the average of the high and low price of a share as quoted on the New York Stock Exchange Composite Tape on the date as of which Fair Market Value is to be determined. The grant price may, therefore, be higher or lower than the closing price per share on the date of grant. The closing price per share on the date of grant is set forth in the column immediately adjacent to column (k).

Footnote to Column (l) of Grants of Plan-Based Awards Table
This column reflects the grant date fair value computed in accordance with FASB Codification Topic 718, Stock Compensation of the stock option grants, RSU grants and performance awards identified in this table. See footnote J of the Company’s report on Form 10-K for assumptions used in the valuation of these awards and related disclosures. The grant date fair value of performance award grants included in this column for the 2014-2016 performance award period, assuming performance at maximum, is as follows: Mr. Lundgren, $6,205,643; Mr. Allan, $1,243,860; Mr. Ansell, $1,243,860; Mr. Loree, $3,067,513, and Mr. Ramirez, $557,232.

Outstanding Equity Awards at Fiscal Year End

The following table sets forth information regarding outstanding stock options, option awards, and RSU awards held by the named executive officers on January 3, 2015.

	Option Awards					Stock Awards
									Equity Incentive
	Number	Number				Number of	Market Value	Equity Incentive	Plan Awards:
	of Shares	of Shares	Equity Incentive Plan			Shares or	of Shares or	Plan Awards:	Market or Payout
	Underlying	Underlying	Awards:			Units of	Units of	Number of Unearned	Value of Unearned
	Unexercised	Unexercised	Number of Securities			Stock that	Stock That	Shares, Units	Shares, Units or
	Options (#)	Options (#)	Unexercised	Option Exercise	Option Expiration	Have Not	Have Not	or other Rights That	Other Rights that
Name	Exercisable	Unexercisable	Unearned Options (#)	Price ($)	Date	Vested (#)	Vested ($)	Have Not Vested (#)	Have Not Vested ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
John F. Lundgren	75,000	0	--	51.14	12/11/2016
	75,000	0	--	51.13	12/10/2017
	75,000	0	--	49.02	12/9/2019
	75,000	0	--	63.72	12/9/2020
	56,250	18,750	--	64.79	12/8/2021
	37,500	37,500	--	70.61	12/6/2022
	18,750	56,250	--	79.70	12/5/2023
	0	75,000	--	95.18	12/5/2024
						272,647	26,179,558
								51,955	4,988,743
								29,009	2,785,473

James M. Loree	25,000	0	--	51.14	12/11/2016
	25,000	0	--	51.13	12/10/2017
	15,850	0	--	33.35	12/9/2018
	50,000	0	--	49.02	12/9/2019
	50,000	0	--	63.72	12/9/2020
	37,500	12,500	--	64.79	12/8/2021
	25,000	25,000	--	70.61	12/6/2022
	12,500	37,500	--	79.70	12/5/2023
	0	50,000	--	95.18	12/5/2024
						165,133	15,856,094
								26,147	2,510,635
								14,835	1,424,482
Donald Allan, Jr.	20,000	0	--	63.72	12/9/2020
	15,000	5,000	--	64.79	12/8/2021
	10,000	10,000	--	70.61	12/6/2022
	5,000	15,000	--	79.70	12/5/2023
	0	20,000	--	95.18	12/5/2024
						78,639	7,550,887
								9,607	922,464
								5,000	480,068

	Option Awards					Stock Awards
									Equity Incentive
	Number	Number				Number of	Market Value	Equity Incentive	Plan Awards:
	of Shares	of Shares	Equity Incentive Plan			Shares or	of Shares or	Plan Awards:	Market or Payout
	Underlying	Underlying	Awards:			Units of	Units of	Number of Unearned	Value of Unearned
	Unexercised	Unexercised	Number of Securities			Stock that	Stock That	Shares, Units	Shares, Units or
	Options (#)	Options (#)	Unexercised	Option Exercise	Option Expiration	Have Not	Have Not	or other Rights That	Other Rights that
Name	Exercisable	Unexercisable	Unearned Options (#)	Price ($)	Date	Vested (#)	Vested ($)	Have Not Vested (#)	Have Not Vested ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Jeffery D. Ansell	5,000	0	--	63.72	12/9/2020
	5,000	5,000	--	64.79	12/8/2021
	10,000	10,000	--	70.61	12/6/2022
	5,000	15,000	--	79.70	12/5/2023
	0	20,000	--	95.18	12/5/2024
						78,207	7,509,410
								9,607	922,464
								4,600	441,682

Jaime A. Ramirez	1,912	0	--	72.44	4/18/2016
	1,912	0	--	69.31	4/17/2017
	2,550	0	--	49.99	5/27/2018
	10,000	0	--	63.72	12/9/2020
	7,500	2,500	--	64.79	12/8/2021
	7,500	7,500	--	70.61	12/6/2022
	3,750	11,250	--	79.70	12/5/2023
	0	15,000	--	95.18	12/5/2024
						24,511	2,353,571
								4,304	413,246
								2,240	215,082

Footnote to column (c)
All of the options identified in column (c) expire 10 years from the date of grant; the grant date therefore can be determined by subtracting 10 years from the expiration date set forth in column (f). All of the option grants identified in column (c) that were made prior to October 15, 2003 vested in two installments: 50% vested on the third anniversary of the date of grant and 50% vested on the fifth anniversary of the date of grant. All of the options that were granted on or after October 15, 2003 vest in four equal annual installments on the first four anniversaries of the date of grant. An award recipient must generally remain employed until the time of vesting of awards, but awards will vest in full if the participant’s employment terminates as a result of retirement, death or disability.

Footnote to column (g)
The awards identified in this column are (i) time vesting RSUs that have not yet vested; (ii) the performance awards for the 2012-2014 performance program, which vested upon distribution in the first quarter of 2015 based on achievement of performance goals as set forth in the Compensation Discussion and Analysis on page 20; (iii) a portion of the performance awards for the 2013-2015 performance program, which will vest following the end of the performance period, based on achievement of the $4.98 per share threshold 2013 EPS goal and performance between the 9.7% threshold and 10.7% target 2013 ROCE goal, performance between the $5.30 per share threshold and $5.89 per share target 2014 EPS goal and performance between the 11.0% target and 12.0% maximum 2014 ROCE goal established for the 2013-2015 performance program; and (iv) a portion of the performance awards for the 2014-2016 performance program, which will vest following the end of the performance period, based on performance between the $5.40 per share target and $5.94 per share maximum 2014 EPS goal and achievement of the 11.0% maximum 2014 CFROI goal, established for the 2014-2016 performance program. The number of time vesting RSUs granted to each executive that had not vested as of January 3, 2015 is as set forth in the table below. Unless otherwise indicated, awards vest in four equal installments on the first four anniversaries of the grant date.

Grantee	Grant Date	Vesting Schedule	Number of Units not yet vested
John F. Lundgren	March 15, 2010	Vests on March 12, 2015	162,500
	December 8, 2011		6,250
	December 6, 2012		12,500
	December 5, 2013		16,072
	December 5, 2014		21,429

James M. Loree	March 15, 2010	Vests on March 12, 2015	100,000
	December 8, 2011		4,167
	December 6, 2012		8,334
	December 5, 2013		10,715
	December 5, 2014		14,286

Donald Allan, Jr.	March 12, 2010	Vests on March 12, 2015	25,000
	December 8, 2011		1,667
	December 6, 2012		3,334
	December 5, 2013		4,286
	December 5, 2014		5,714
	December 5, 2014	Vests in two equal installments on December 5, 2018 and	30,000
		December 5, 2019

Jeffery D. Ansell	March 12, 2010	Vests on March 12, 2015	25,000
	December 8, 2011		1,667
	December 6, 2012		3,334
	December 5, 2013		4,286
	December 5, 2014		5,714
	December 5, 2014	Vests in two equal installments on December 5, 2018 and	30,000
		December 5, 2019

Jamie A. Ramirez	December 8, 2011		834
	December 6, 2012		2,500
	December 5, 2013		3,215
	December 5, 2014		4,286
	December 5, 2014	Vests in two equal installments on December 5, 2018 and	10,000
		December 5, 2019

Awards under the 2013-2015 and 2014-2016 performance programs will vest when awards are distributed, which is generally during the first quarter following completion of the performance cycle. An award recipient must generally remain employed until the time of vesting of awards, but awards will vest in full if the participant’s employment terminates as a result of retirement, death or disability. The March 15, 2010 grants to Mr. Lundgren and Mr. Loree are subject to the terms of their employment agreements, which provide for full and immediate vesting in certain circumstances.

Footnote to column (i)
The shares identified in this column are the number of shares that may be issued pursuant to performance awards (i) at target and maximum for the 2015 EPS and ROCE components, respectively, and at target for the TSR component of the awards for the 2013-2015 performance program; and (ii) at maximum for the 2015 and 2016 EPS and CFROI components, and at target for the TSR component of the awards for the 2014-2016 performance program. The awards for the performance periods ending at the end of fiscal years 2015 and 2016 vest upon distribution, which will occur during the first quarter of the fiscal year immediately following the performance period, following release of the Company’s financial statements. An award recipient must generally remain employed until the time of settlement of performance awards, but pro-rated awards will vest and be paid if the performance goals are met and the participant’s employment terminates as a result of retirement, death or disability.

Option Exercises and Stock Vested During 2014 Fiscal Year

The following table provides information concerning options exercised and shares vested for each named executive officer during the Company’s 2014 fiscal year.

	Number of		Number of
	Shares Acquired	Value Realized	Shares Acquired	Value Realized
	on Exercise	on Exercise	on Vesting	on Vesting
Name	(#)	($)	(#)	($)
(a)	(b)	(c)	(d)	(e)
John F. Lundgren	170,110	15,847,661	215,531	17,753,229
James M. Loree	25,000	2,244,765	130,264	10,750,171
Donald Allan, Jr.	30,000	2,718,297	34,633	2,889,031
Jeffery D. Ansell	31,250	2,891,875	34,633	2,889,031
Jaime A. Ramirez	12,111	1,054,954	5,253	482,054

Footnote to columns (d) and (e)
Shares acquired are time-vesting RSUs; performance awards for the 2011-2013 performance period that vested upon distribution in February 2014; and shares that vested in March 2014 pursuant to grants made in 2010 in connection with the Merger. Figures reported include shares withheld to cover taxes upon vesting.

Pension Benefits

The following table shows the present value of accumulated benefits payable to each of the named executive officers, including years of service credited, under the Company’s non-qualified defined benefit pension plans.

		Number of	Present Value of	Payments
		Years Credited	Accumulated	During Last
		Service	Benefit	Fiscal Year
Name	Plan Name	(#)	($)	($)
(a)	(b)	(c)	(d)	(e)
John F. Lundgren	The Stanley Works Supplemental
	Executive Retirement Program	10.8	8,498,706	0

James M. Loree	The Stanley Works Supplemental
	Executive Retirement Program	15.5	10,048,211	0

Donald Allan, Jr.	--	--	--	--

Jeffery D. Ansell	--	--	--	--

Jaime A. Ramirez	The Black & Decker Pension Plan	4.9	64,590	0

The Black & Decker Supplemental
	Pension Plan	4.9	71,759	0

Footnote to Column (b) of Pension Benefits Table

The Stanley Works Supplemental Executive Retirement Program
The Stanley Works Supplemental Executive Retirement Program (“plan”) provides benefits on a non-qualified basis to certain executive officers of the Company (“eligible employees”). Pursuant to amendments approved in 2007, the plan has been closed to new participants. Under the terms of the plan, an eligible employee became a participant in the plan upon the later of his 50th birthday or the completion of five years of service as an eligible employee (“pre-participation service”). Messrs. Lundgren and Loree are the only named executive officers who are eligible employees in this plan. Under this plan, a participant will be entitled to receive a supplemental retirement benefit, before offsets, based on the following formula: 3% of average pay for each of the first five years of service; plus 2% of average pay for each of the next 15 years of service; plus 1% of pay for each of the next five years of service. For this purpose, average pay is equal to one-third of the participant’s highest total pay (salary and management incentive pay) for any consecutive 36-month period. The benefit will be reduced by the Core Account benefits payable under the Stanley Black & Decker Retirement Account Plan and the Stanley Black & Decker Supplemental Retirement Account Plan. Benefits become vested after a participant reaches age 54 and completes five years of pre-participation service, and vested benefits will commence upon the participant’s termination of employment. Benefits will also become vested and commence if the participant becomes totally and permanently disabled after reaching age 50, or dies after reaching age 50. Benefits will be reduced by 0.167% for each month (i.e., 2% per year) that benefits commence prior to the participant’s attainment of age 60. The normal form of payment under the plan for a married participant is a 100% joint and survivor annuity with the participant’s spouse as the joint annuitant that is an actuarial equivalent of the plan benefit determined as a single life annuity unless an election is made to receive an actuarial equivalent lump sum payment or the single life annuity. The normal form of payment under the plan for an unmarried participant is the plan benefit determined as a single life annuity unless either an election is made to receive an actuarial equivalent lump sum payment or the participant was formerly married, was to receive a 100% joint and survivor annuity with the former spouse and elects a 100% joint and survivor annuity with another beneficiary. Mr. Lundgren’s benefit is to be paid at the time and in the form elected pursuant to the applicable provisions of his employment agreement.

Black & Decker Retirement Plans
The Stanley Black & Decker Pension Plan (known prior to January 1, 2013 as The Black & Decker Pension Plan) is a non-contributory, tax qualified defined benefit plan that covers most salaried employees of Black & Decker (U.S.) Inc. and its subsidiaries, who were employed as of December 31, 2010. All benefit accruals were frozen under the Stanley Black & Decker Pension Plan, effective at the end of 2010. Mr. Ramirez, the only named executive officer who is a participant in this plan, may commence his benefits under this plan after his separation from service, but no earlier than age 55. Mr. Ramirez also is a participant in The Black & Decker Supplemental Pension Plan, a nonqualified defined benefit plan that provides benefits for certain executives that would have accrued under the Stanley Black & Decker Pension Plan were it not for the limits imposed under the tax laws. All benefit accruals under The Black & Decker Supplemental Pension Plan were frozen at the end of 2010. Benefits may be forfeited in the event of fraud or willful misconduct or, in the event that following termination of employment, there is an unauthorized disclosure or use of confidential information. Mr. Ramirez will commence his benefits under The Black & Decker Supplemental Pension Plan at the later of separation from service or age 55.

Footnote to Column (d) of Pension Benefits Table
The present value of the accumulated benefit of each named executive officer is based on the following assumptions: (i) that Mr. Lundgren will receive benefits in a lump sum, based on his written election, at the later of his actual age or his normal retirement age set forth in The Stanley Works Supplemental Executive Retirement Program (age 60); (ii) that Mr. Loree will receive benefits in a 100% joint and survivor annuity, based on his written election, at the normal retirement age set forth in The Stanley Works Supplemental Executive Retirement Program delayed 5 ½ years (age 65, plus a six month delay because Mr. Loree is a specified employee of the Company; because Mr. Loree changed his election from a lump sum to an annuity in 2013, in accordance with the applicable provisions of The Stanley Works Supplemental Executive Retirement Plan and section 409A of the Internal Revenue Code, this benefit is not payable until 5 ½ years after his retirement); (iii) that Mr. Ramirez will receive benefits in the normal form at the later of his actual age or his normal retirement age set forth in the Black & Decker Pension Plan (age 65) and will receive benefits in a 10 year certain and continuous annuity, based on a default election, at his actual age or his normal retirement age as set forth in the Black & Decker Supplemental Pension Plan (age 65); (iv) the individual will not die or withdraw funds before retirement; (v) adjusted RP-2014 mortality table and future mortality improvement scale; (vi) a discount rate of 3.75% for The Stanley Works Supplemental Executive Retirement Plan and the Black & Decker Pension Plan; and (vii) a discount rate of 3.50% for the Black & Decker Supplemental Pension Plan. With respect to Mr. Lundgren and Mr. Loree, the accrued benefit in each case has continued to grow; the increase in the present value of the benefit can be attributed to the passage of time, benefits accrued and changes in assumptions.

Non-Qualified Defined Contribution and Deferred Compensation Plans

Under the terms of the Stanley Black & Decker Supplemental Retirement Account Plan, participants in the Company’s MICP, including its executive officers, may defer receipt of annual incentive awards, provided the election to defer receipt is made in the calendar year prior to grant of the award.

The following relates to the Stanley Black & Decker Supplemental Retirement Account Plan, a non-qualified defined contribution plan as it applies to named executive officers and certain other employees.

	Executive	Registrant	Aggregate	Aggregate
	Contributions	Contributions	Earnings	Withdrawals/	Aggregate
	in Last FY	in Last FY	in Last FY	Distributions	Balance
Name	($)	($)	($)	($)	at Last FYE ($)
(a)	(b)	(c)	(d)	(e)	(f)
John F. Lundgren	0	207,577	120,201	0	2,751,397
James M. Loree	81,000	115,360	251,300	0	3,621,167
Donald Allan, Jr.	31,250	54,469	54,658	0	1,282,744
Jeffery D. Ansell	43,750	54,299	113,580	0	1,480,480
Jaime A. Ramirez	0	17,657	3,074	0	73,958

Footnote to column (a) of Non-Qualified Defined Contribution and Deferred Compensation Plans Table
The Company maintains the Stanley Black & Decker Retirement Account Plan, the Stanley Black & Decker Supplemental Retirement Account Plan, and the Deferred Compensation Plan for Participants in the Company’s Management Incentive Compensation Plan. The Deferred Compensation Plan for Participants in the Company’s Management Incentive Compensation Plan has been closed to new deferrals. Mr. Allan is the only named executive officer with a balance in this plan. Certain employees, including the Company’s executive officers, may now defer bonuses and other compensation pursuant to the Stanley Black & Decker Supplemental Retirement Account Plan.

The compensation that may be deferred by employees and the amounts that may be credited to their accounts under the Stanley Black & Decker Retirement Account Plan are limited due to certain provisions of the Internal Revenue Code and the regulations. The Stanley Black & Decker Supplemental Retirement Account Plan provides executive officers and certain other employees with benefits that cannot be provided under the Stanley Black & Decker Retirement Account Plan.

Effective January 1, 2011, an eligible employee may defer up to 50% of base salary and up to 100% of his or her management incentive bonus each year under the Stanley Black & Decker Supplemental Retirement Account Plan. Matching contributions are made under the Stanley Black & Decker Supplemental Retirement Account Plan equal to 50% of the elective deferral contributions from up to 7% of the portion of compensation earned during the year that consists of salary and management incentive bonuses, including elective contributions made from such salary and management incentive bonuses under the Stanley Black & Decker Supplemental Retirement Account Plan or an arrangement described in Internal Revenue Code Section 125 or 401(k) that exceeds the amount of such compensation that may be recognized under the Stanley Black & Decker Retirement Account Plan.

Effective January 1, 2011, supplemental Core allocations are made for certain participants in the Stanley Black & Decker Supplemental Retirement Account Plan, determined on the basis of the formulas in the Stanley Black & Decker Retirement Account Plan for Core allocations, Core Transition Benefit allocations, and Additional Core Transition Benefit allocations, as applied to compensation in excess of the compensation recognized under the Stanley Black & Decker Retirement Account Plan. Mr. Ramirez is the only named executive officer who is eligible to receive Additional Core Transition Benefit allocations under the Stanley Black & Decker Supplemental Retirement Account Plan.

Effective January 1, 2011, all matching allocations credited under the Stanley Black & Decker Supplemental Retirement Account Plan, including any supplemental matching allocations that were made prior to 2011, are vested upon completion of one year of service or, if earlier, upon an active employee’s reaching age 55, becoming disabled, or death. Effective January 1, 2011, all Core allocations credited under the Stanley Black & Decker Supplemental Retirement Account Plan, together with prior supplemental Cornerstone allocations, are vested after three years of service or, if earlier, upon a participant’s reaching age 55, becoming disabled, or death, while employed by the Company.

All of the supplemental accounts that are described above are credited with notional investment earnings or losses, depending upon the investment options selected by the participants, which may be changed on a daily basis by the participants. A participant ordinarily receives a lump sum distribution of the vested supplemental account balances following termination of employment unless he or she has elected a later distribution date. Upon death, the vested supplemental account balances are payable in a lump sum to the designated beneficiary of the participant. However, Mr. Lundgren’s vested accounts will be distributed at the time and in the form elected pursuant to the applicable provisions of his employment agreement, and Mr. Loree’s vested accounts will be distributed at the same time and in the same form as his benefit under The Stanley Works Supplemental Executive Retirement Program.

Footnote to columns (b) and (c) of Non-Qualified Defined Contribution and Deferred Compensation Plans Table
The executive contributions listed in column (b) are reported as compensation in column (c) of the Summary Compensation Table.

The Company contributions listed in column (c) are reported as compensation in column (i) of the Summary Compensation Table.

Footnote to column (d) of Non-Qualified Defined Contribution and Deferred Compensation Plans Table
Participants in the Supplemental Retirement Account Plan may elect to have their account balances credited with notional earnings based on the performance of certain investment options made available to the participants under the plan. Participants may elect to change their investment elections at any time by contacting the Retirement Service Center via telephone or Internet. During the plan year ended December 31, 2014, the accounts of the named executive officers under the plan were credited with earnings at the following rates, based on the investment options which they elected: the Stanley Black & Decker Stock Fund 21.32%; Blackrock Money Market Fund 0.12%; SSgA US Intermediate Government/Credit Bond Index Fund 3.10%; EB DL Non SL Aggregate Bond Index Fund 5.99%; SSgA US Inflation Protected Bond Index Fund 3.55%; EB DL Non SL Stock Index Fund 13.65%; SSgA U.S. Total Market Index Fund 12.44%; SSgA US Extended Market Index Fund 7.67%; SSgA Global Equity ex US Index Fund (4.35); Neuberger Berman Genesis Fund (0.05)%; Dodge & Cox International Stock Fund 0.08%; Blackrock LifePath Index Retirement Fund 5.01%; Blackrock LifePath Index 2020 Fund 5.35%; Blackrock LifePath Index 2025 Fund 5.58%; Blackrock LifePath Index 2030 Fund 5.76%; Blackrock LifePath Index 2035 Fund 5.93%; Blackrock LifePath Index 2040 Fund 6.06%; Blackrock LifePath Index 2045 Fund 6.18%; Blackrock LifePath Index 2050 Fund 6.31%; Blackrock LifePath Index 2055 Fund 6.38%. Mr. Allan’s account under the Deferred Compensation Plan for Participants in the Company’s Management Incentive Compensation Plan was credited with earnings at a rate of 3.7%, pursuant to the terms of the Plan. The Company has not included any portion of the earnings listed in column (d) as compensation in the Summary Compensation Table.

Footnote to column (e) of Non-Qualified Defined Contribution and Deferred Compensation Plans Table
The amount set forth in column (e) represents the distribution of funds in the Stanley Black & Decker Supplemental Retirement Account Plan pursuant to the terms of that Plan.

Executive Officer Agreements

Agreement with John F. Lundgren, Chairman and Chief Executive Officer

In February 2004, the Company entered into an employment agreement with Mr. Lundgren pursuant to which Mr. Lundgren agreed to serve as the Company’s Chairman and Chief Executive Officer. On December 10, 2008, the employment agreement was amended and restated primarily to comply with rules under Section 409A of the Code, governing time and form of payments. The changes did not generally affect the scope or amount of benefits Mr. Lundgren was entitled to receive under the employment agreement. On November 2, 2009, the employment agreement was again amended and restated in connection with the Merger. Mr. Lundgren’s amended and restated agreement became effective upon completion of the Merger on March 12, 2010, at which time Mr. Lundgren’s position was changed to President, Chief Executive Officer and a Director of the Company. On March 13, 2013 the Company and Mr. Lundgren agreed that his employment agreement is to be construed and interpreted to reflect (i) that he has ceased to serve as the President of the Company and (ii) that he has assumed the additional role and responsibilities of Chairman of the Board of the Company.

As provided in the amended agreement in connection with the Merger, on March 15, 2010 Mr. Lundgren received a special grant of 325,000 RSUs that vest in two equal installments on March 12, 2014 and March 12, 2015 (the “Merger RSUs”). Pursuant to his agreement, Mr. Lundgren’s annual base salary is subject to review for increase at least annually and may not be decreased except pursuant to across-the-board salary decreases similarly affecting all senior Company executives. Pursuant to the terms of his agreement, Mr. Lundgren is entitled to participate in the MICP with an annual target bonus opportunity equal to 150% of his annual base salary, a threshold bonus opportunity equal to 75% of his annual base salary, and a maximum potential award equal to 300% of his annual base salary and he is entitled to receive (a) annual performance awards with a target annual value (based on the full grant date value as determined for purposes of the Company’s financial reporting) equal to 300% of his annual base salary, with a threshold potential annual performance award equal to 150% of his annual base salary and a maximum potential annual performance award equal to 500% of his annual base salary, and (b) annual awards of options to purchase 150,000 shares of Company common stock. Mr. Lundgren also is entitled to participate in all employee benefit plans as are generally made available to the Company’s senior officers.

Under his employment agreement, if Mr. Lundgren’s employment is terminated by the Company without cause or if Mr. Lundgren terminates his employment as a result of a constructive termination of employment, (i) Mr. Lundgren will receive a lump sum in cash equal to two times his annual base salary and target annual bonus opportunity; (ii) the Merger RSUs will immediately vest; (iii) Mr. Lundgren and his eligible dependents will receive up to twenty-four months of continued health and welfare benefits coverage; (iv) Mr. Lundgren will receive a pro-rata target annual bonus in respect of the year in which the termination of employment occurs; and (v) Mr. Lundgren will be subject to a twenty-four month non-competition and non-solicitation covenant.

As a condition to receiving the payments described above, Mr. Lundgren is required to execute a general release of claims. In addition, upon termination of his employment, the Company will provide Mr. Lundgren with access to retiree medical coverage, at his cost, on the same terms and conditions as are generally made available to other retirees of the Company; provided, however, the Company is not required to provide such access if Mr. Lundgren’s employment is terminated for cause. See the “Termination Provisions Summary” table on page 38, and the footnotes thereto, for information regarding payments which would have become payable to Mr. Lundgren if his employment had terminated effective January 3, 2015.

Agreement with James M. Loree, President and Chief Operating Officer

On November 2, 2009, in connection with the Merger, the Company entered into an employment agreement with James M. Loree, then Executive Vice President and Chief Operating Officer of the Company. Pursuant to the terms of the agreement, on March 15, 2010, Mr. Loree received a special grant of 200,000 restricted stock units that vest in two equal installments on March 12, 2014 and March 12, 2015 (the “Merger RSUs”). On January 13, 2013, Mr. Loree had been elected by the Board of Directors to serve as President and Chief Operating Officer of the Company. As a result, the Company and Mr. Loree have agreed that his employment agreement is to be construed and interpreted to reflect (i) that he has ceased to serve as Executive Vice President of the Company and (ii) that he served as President and Chief Operating Officer of the Company.

Mr. Loree’s annual base salary is subject to review for increase at least annually and may not be decreased except pursuant to across-the-board salary decreases similarly affecting all senior Company executives. Pursuant to the terms of his agreement, Mr. Loree is entitled to participate in the MICP with an annual target bonus opportunity equal to 100% of his annual base salary, a threshold bonus opportunity equal to 50% of his annual base salary, and a maximum potential award equal to 200% of his annual base salary and to receive (a) annual performance awards with a target annual value (based on the full grant date value as determined for purposes of the Company’s financial reporting) equal to 250% of his annual base salary, with a threshold potential annual performance award equal to 125% of his annual base salary and a maximum potential annual performance award equal to 400% of his annual base salary, and (b) annual awards of options to purchase 100,000 shares of Company common stock. Mr. Loree also is entitled to participate in all employee benefit plans as are generally made available to the Company’s senior officers.

Under his employment agreement, if Mr. Loree’s employment is terminated by the Company without cause or if Mr. Loree terminates his employment as a result of a constructive termination of employment, the employment agreement provides that (i) Mr. Loree will receive a lump sum in cash equal to two times his annual base salary and target annual bonus opportunity; (ii) the Merger RSUs will immediately vest; (iii) Mr. Loree and his eligible dependents will receive up to twenty-four months of continued health and welfare benefits coverage; (iv) Mr. Loree will receive a pro-rata target annual bonus in respect of the year in which the termination of employment occurs; (v) Mr. Loree shall be deemed to have attained service through the greater of his actual age as of the date of termination and age 54 for all purposes (including vesting and benefit accrual) under the Supplemental Executive Retirement Plan; and (vi) Mr. Loree will be subject to a twenty-four month non-competition and non-solicitation covenant.

As a condition to receiving the payments described above, Mr. Loree is required to execute a general release of claims. In addition, upon termination of his employment, the Company will provide Mr. Loree with access to retiree medical coverage, at his cost, on the same terms and conditions as are generally made available to other retirees of the Company; provided, however, the Company is not required to provide such access if Mr. Loree’s employment is terminated for cause. See the “Termination Provisions Summary” table on page 39, and the footnotes thereto, for information regarding payments which would have become payable to Mr. Loree if his employment had terminated effective January 3, 2015.

Termination and Change in Control Provisions

The Company has adopted a separation pay policy applicable to executive officers and certain other members of management pursuant to which the Company will provide separation pay upon a termination of employment that is permanent, involuntary, initiated by the Company through no fault of the affected employee, and is the direct result of a job elimination or combination with another position. The purpose of the policy is to help affected individuals transition to new employment without any loss in base compensation for a specified period. Pursuant to this policy, subject to adjustment, as required to comply with Section 409A of the Code, a named executive officer who qualifies for separation pay under the policy would receive up to one year’s pay at his or her annual base salary at the date of termination, continued life, AD&D, medical, dental and vision insurance coverage through the end of the month in which he or she receives separation pay, provided he or she makes the necessary contributions, and would be allowed 180 days plus two calendar months to exercise any vested but unexercised stock options. Any employee who is at least 55 years of age and has at least 20 years of consecutive service with the Company at the time of termination also would be eligible to receive a special medical subsidy equal to 50% of normal COBRA costs for a maximum of 18 months. The separation pay policy would not apply to Messrs. Lundgren or Loree, whose severance would be governed by the terms of their agreements as described above.

The Company’s MICP, its 2001 and 2009 Long-Term Incentive Plans (the “2001 LTIP,” the “2009 LTIP,” respectively), the 2013 Long Term Incentive Plan (collectively with the 2001 LTIP and the 2009 LTIP, the “LTIPs”) and change in control severance agreements with each of Messrs. Lundgren, Loree, Allan, Ansell and Ramirez and other senior officers of the Company (“Change in Control Agreements”) include provisions for the acceleration of payments and/or other benefits upon the occurrence of a “Change in Control.”

A change in control under the MICP, the LTIPs and the Change in Control Agreements is generally deemed to have occurred in any of the following circumstances: (i) subject to certain exceptions, a person is or becomes the beneficial owner of securities representing 25% or more of the combined voting power of the Company’s then outstanding securities; (ii) there is a change in the composition of the Board of Directors such that less than a majority of the members were elected, nominated or appointed by at least two thirds of the incumbent directors; (iii) consummation of a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation or entity other than (a) a merger or consolidation where the voting securities of the Company continue to represent at least 50% of the combined voting power of the surviving entity or any parent thereof or (b) a merger or consolidation effected to implement a recapitalization of the Company in which no person is or becomes the beneficial owner of securities representing 25% or more of the combined voting power of the Company’s then outstanding securities; or (iv) the Company’s shareholders approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of its assets unless the shareholders of the Company own at least 50% of the acquiring entity in substantially the same proportions as their ownership of the Company immediately prior to such sale.

With respect to awards granted pursuant to the 2001 LTIP and the 2009 LTIP prior to October 13, 2011, and LTIP and MICP awards granted after October 13, 2011 that are not assumed or replaced by a resulting entity, unless otherwise determined by the Compensation Committee at the time of grant of an award, upon the occurrence of a Change in Control of the Company, (i) participants under the MICP will be entitled to a pro rata portion of their award, assuming achievement of the applicable performance goal(s) at target levels and (ii) with respect to awards under the LTIPs, all options will become immediately exercisable in full and will remain outstanding for the remainder of their terms, all performance awards will become payable or distributable, pro rata, assuming achievement at target and all restrictions applicable to restricted stock and RSUs will immediately lapse.

With respect to awards granted after October 13, 2011, the LTIPs and the MICP generally provide for a so-called “double trigger” acceleration in connection with a change in control (each as defined in the applicable plan). Accordingly, no such awards would be accelerated if such awards are assumed or replaced by the resulting entity with an equivalent award and the participant does not incur a qualifying termination prior to the end of the applicable performance period in the case of the MICP or within two years following a change in control in the case of awards under the LTIPs.

The Company initially entered into a Change in Control Agreement with Mr. Lundgren when he commenced employment on March 1, 2004, with Mr. Loree on May 9, 2003, and with Mr. Ansell on October 13, 2006. The Company entered into amended and restated Change in Control Agreements with each of the foregoing executives on December 10, 2008, in order to comply with the rules of Section 409A of the Code. The changes reflected in the amended and restated Change in Control Agreements do not generally affect the scope or amount of benefits the respective executive officer would be entitled to receive. The Company entered into the amended and restated Change in Control Agreement with Mr. Allan on February 23, 2009. The Forms of Change in Control Agreements executed with Messrs. Allan, Ansell, Loree and Lundgren are on file as exhibits to the Company’s Annual Report on Form 10-K for the year ended January 3, 2009. In 2012, the Company adopted a new form of Change in Control Agreement that does not include a tax gross up provision. On August 1, 2013, the Company entered into a Change in Control Agreement with Mr. Ramirez using the new form of agreement. The Form of Change in Control Agreement executed with Mr. Ramirez is on file as an exhibit to the Company’s Annual Report on Form 10-K for the year ended December 29, 2012.

The Company’s Change in Control agreements provide for a two year term, subject to recurring one year extensions unless 90 days’ advance notice is given not to extend the term. In addition, if a Change in Control occurs during the term, the term of each such agreement will not expire earlier than two years from the date of the Change in Control. In order to receive benefits under these agreements, an executive officer must incur a qualifying termination of employment during the term of the agreement. A qualifying termination of employment will generally occur if the executive officer’s employment is actually or constructively terminated within two years following a Change in Control.

The agreements provide for the following upon a qualifying termination: (i) a lump sum cash payment equal to 3 times (for Messrs. Lundgren and Loree) or 2.5 times (for Messrs. Allan, Ansell and Ramirez) annual base salary; (ii) a cash payment equal to 3 times (for Messrs. Lundgren and Loree) or 2.5 times (for Messrs. Allan, Ansell and Ramirez) average annual bonus over the 3 years prior to termination; (iii) continuation of certain benefits and perquisites for 3 years (for Messrs. Lundgren and Loree) or 2.5 years (for Messrs. Allan, Ansell and Ramirez) (or, if shorter, until similar benefits are provided by the executive officer’s new employer); (iv) a payment reflecting the actuarial value of an additional 3 years of service credit for retirement pension accrual purposes under any defined benefit or defined contribution plans maintained by the Company (for Messrs. Lundgren and Loree) or 2.5 years of service credit for retirement pension accrual purposes under any defined contribution plans maintained by the Company (for Messrs. Allan, Ansell and Ramirez); and (v) outplacement services (with the cost to the Company capped at $50,000). Messrs. Lundgren, Loree, Allan and Ansell will also be entitled to receive additional payments to the extent necessary to compensate them for any excise taxes payable by them under the federal laws applicable to excess parachute payments. In accordance with the determination that excise tax gross ups would not be included in any change in control arrangements entered into after 2010, this provision was not included in Mr. Ramirez’s agreement, which was executed in 2013.

Set forth on pages 38-42 are tables setting forth the dollar amounts that would have been payable at January 3, 2015 under the various termination scenarios applicable for each named executive officer. The figures set forth in the tables assume a stock price of $97.72, the highest reported sale price of a share of Company stock in the sixty (60) days preceding January 3, 2015, in calculating amounts payable in respect of the Merger RSUs following a Change in Control, and $96.02, the closing price of Company common stock on January 2, 2015, which was the last business day of the Company’s 2014 fiscal year, in calculating all other amounts payable in respect of equity awards. The Company’s 2014 fiscal year ended January 3, 2015.

TERMINATION PROVISIONS SUMMARY
John F. Lundgren

			Involuntary
			w/out
			Cause or
			Voluntary	Involuntary
			for Good	w/out
	Voluntary	Involuntary	Reason	Cause		Death
	Resignation	For Cause	(no CIC)	upon CIC	Disability	(Pre-retirement)	Retirement
Severance	0	0	6,750,000	11,833,050	0	0	0
Pro-rata bonus for year
of termination	2,025,000	0	2,025,000	2,025,000	2,025,000	2,025,000	2,025,000
SERP/Retirement Plan	8,498,706	8,498,706	8,498,706	10,749,947	8,498,706	8,498,706	8,498,706
Supplemental Retirement
Account contributions	0	0	0	909,560	0	0	0
Executive benefits &
perquisites	0	0	0	229,710	0	0	0
Post-termination
life insurance	86,973	86,973	89,877	91,329	86,973	0	86,973
Post-termination health &
welfare	0	0	29,812	44,718	0	0	0
Outplacement	0	0	0	50,000	0	0	0
280G tax gross-up	0	0	0	0	0	0	0
Vesting of stock options	2,519,531	0	2,519,531	2,519,531	2,519,531	2,519,531	2,519,531
Vesting of restricted
stock units	21,004,471	0	21,004,471	21,280,721	21,004,471	21,004,471	21,004,471
Vesting of performance
shares	6,350,058	0	6,350,058	9,264,091	6,350,058	6,350,058	6,350,058
Total	40,484,739	8,585,679	47,267,455	58,997,657	40,484,739	40,397,766	40,484,739

TERMINATION PROVISIONS SUMMARY
James M. Loree

			Involuntary
			w/out
			Cause or
			Voluntary	Involuntary
			for Good	w/out
	Voluntary	Involuntary	Reason	Cause		Death
	Resignation	For Cause	(no CIC)	upon CIC	Disability	(Pre-retirement)	Retirement
Severance	0	0	3,240,000	5,664,390	0	0	0
Pro-rata bonus for year
of termination	810,000	0	810,000	810,000	810,000	810,000	810,000
SERP/Retirement Plan	11,069,578	11,069,578	11,069,578	12,608,847	11,069,578	15,180,753	11,069,578
Supplemental Retirement
Account contributions	0	0	0	458,298	0	0	0
Executive benefits &
perquisites	0	0	0	241,368	0	0	0
Post-termination
life insurance	105,626	105,626	108,530	109,982	105,626	0	105,626
Post-termination health &
welfare	0	0	44,725	67,087	0	0	0
Outplacement	0	0	0	50,000	0	0	0
280G tax gross-up	0	0	0	0	0	0	0
Vesting of stock options	1,679,688	0	1,679,688	1,679,688	1,679,688	1,679,688	1,679,688
Vesting of restricted
stock units	13,202,942	0	13,202,942	13,372,942	13,202,942	13,202,942	13,202,942
Vesting of performance
shares	3,263,392	0	3,263,392	4,813,711	3,263,392	3,263,392	3,263,392
Total	30,131,226	11,175,204	33,418,855	39,876,313	30,131,226	34,136,775	30,131,226

TERMINATION PROVISIONS SUMMARY
Donald Allan, Jr.

			Involuntary
			w/out
			Cause or
			Voluntary	Involuntary
			for Good	w/out
	Voluntary	Involuntary	Reason	Cause		Death
	Resignation	For Cause	(no CIC)	upon CIC	Disability	(Pre-retirement)	Retirement
Severance	0	0	625,000	3,514,917	0	0	0
Pro-rata bonus for year
of termination	0	0	1,218,750	625,000	1,218,750	1,218,750	0
SERP/Retirement Plan	0	0	0	0	0	0	0
Supplemental Retirement
Account contributions	0	0	0	226,909	0	0	0
Executive benefits &
perquisites	0	0	0	127,985	0	0	0
Post-termination
life insurance	0	0	13,205	33,013	0	0	0
Post-termination health &
welfare	0	0	14,944	37,361	0	0	0
Outplacement	0	0	0	50,000	0	0	0
280G tax gross-up	0	0	0	0	0	0	0
Vesting of stock options	0	0	0	671,875	671,875	671,875	0
Vesting of restricted
stock units	0	0	0	6,763,996	6,721,496	6,721,496	0
Vesting of performance
shares	0	0	0	1,313,046	1,017,858	1,017,858	0
Total	0	0	1,871,899	13,364,102	9,629,979	9,629,979	0

TERMINATION PROVISIONS SUMMARY
Jeffery D. Ansell

			Involuntary
			w/out
			Cause or
			Voluntary	Involuntary
			for Good	w/out
	Voluntary	Involuntary	Reason	Cause		Death
	Resignation	For Cause	(no CIC)	upon CIC	Disability	(Pre-retirement)	Retirement
Severance	0	0	625,000	3,664,063	0	0	0
Pro-rata bonus for year
of termination	0	0	1,222,500	625,000	1,222,500	1,222,500	0
SERP/Retirement Plan	0	0	0	0	0	0	0
Supplemental Retirement
Account contributions	0	0	0	234,653	0	0	0
Executive benefits &
perquisites	0	0	0	79,479	0	0	0
Post-termination
life insurance	0	0	9,994	24,986	0	0	0
Post-termination health &
welfare	0	0	20,569	51,423	0	0	0
Outplacement	0	0	0	50,000	0	0	0
280G tax gross-up	0	0	0	0	0	0	0
Vesting of stock options	0	0	0	671,875	671,875	671,875	0
Vesting of restricted
stock units	0	0	0	6,763,996	6,721,496	6,721,496	0
Vesting of performance
shares	0	0	0	1,223,879	966,208	966,208	0
Total	0	0	1,878,063	13,389,354	9,582,079	9,582,079	0

TERMINATION PROVISIONS SUMMARY
Jaime A. Ramirez

			Involuntary
			w/out
			Cause or
			Voluntary	Involuntary
			for Good	w/out
	Voluntary	Involuntary	Reason	Cause		Death
	Resignation	For Cause	(no CIC)	upon CIC	Disability	(Pre-retirement)	Retirement
Severance	0	0	400,000	1,568,068	0	0	0
Pro-rata bonus for year
of termination	0	0	217,840	280,000	217,840	217,840	0
SERP/Retirement Plan	82,170	38,407	82,170	82,170	82,170	42,139	82,170
Supplemental Retirement
Account contributions	0	0	0	124,755	0	0	0
Executive benefits &
perquisites	0	0	0	84,688	0	0	0
Post-termination
life insurance	0	0	5,556	13,891	0	0	0
Post-termination health &
welfare	0	0	20,933	52,332	0	0	0
Outplacement	0	0	0	50,000	0	0	0
280G tax gross-up	0	0	0	0	0	0	0
Vesting of stock options	0	0	0	464,863	464,863	464,863	0
Vesting of restricted stock units	0	0	0	2,000,577	2,000,577	2,000,577	0
Vesting of performance shares	0	0	0	529,089	437,514	437,514	0
Total	82,170	38,407	726,499	5,250,433	3,202,964	3,162,933	82,170

Footnotes to Termination Provision Summary Tables

The Company’s 2012 MICP, which applied to the awards that were outstanding at fiscal year end, provides that, upon an occurrence of a change in control, payments will be made on a pro rata basis, assuming performance at target, as discussed above. The Company’s MICP provides that in the case of termination that is involuntary without cause or voluntary for good reason and termination in the event of disability, death or retirement, payments will be made on a pro rata basis based on actual performance. Mr. Lundgren’s and Mr. Loree’s employment agreements provide that in the case of termination that is involuntary without cause or voluntary for good reason and termination in the event of disability or death, bonus payments will be made on a pro rata basis assuming performance at target.

The amount of benefits payable under the SERP/Retirement Plan for Messrs. Lundgren and Loree is the net amount payable after giving effect to the offset of certain amounts payable pursuant to the Supplemental Retirement Account Plan.

Benefits that Messrs. Lundgren and Loree would be entitled to receive if their employment were terminated by the Company without cause or if they were to terminate their employment as a result of a constructive termination of employment are described on pages 34-35 under the heading “Executive Officer Agreements.” Under the terms of his employment agreement, the Merger RSUs granted to Mr. Lundgren will become immediately and fully vested in the event of his retirement which was defined, for this purpose, as Mr. Lundgren’s termination of his employment for any reason following completion of the Merger. The standard terms of the Company’s stock option and restricted unit awards provide that those awards will become fully vested upon retirement, as defined in the terms of grant. Retirement for these purposes is defined as achievement of age 55 and 10 years of service with the Company or any affiliate.

Under the terms of the Change in Control Severance Agreements between the Company and Messrs. Lundgren, Loree, Allan, Ansell and Ramirez, these executives would be entitled to life, disability, health and accident insurance coverage for a period of 3 years (for Messrs. Lundgren and Loree) or 2.5 years (for Messrs. Allan, Ansell and Ramirez) upon a termination without cause following a Change in Control. The estimated value of these benefits includes the product of the annual premiums for fully-insured plans and the equivalent costs for self-insured plans paid by the Company for life, health and accident insurance coverage for these executives during 2014 multiplied by the appropriate period of time.

Executive Benefits and Perquisites include the current maximum annual allowance for each executive for financial planning services, the cost incurred by the Company for use of the car the executive is currently using, subject to the limits established by the Company as to the amount it will pay in any year, and an estimate of $5,000 per year as the cost of annual physicals.

The value attributable to the vesting of performance shares has been determined assuming performance at target for terminations following a change in control, consistent with the award terms. For termination upon retirement, death or disability, the award provisions specify that distributions would be made, pro rata, at the time awards are otherwise distributed based on the Company’s actual performance for the performance period. The value included in the calculations for performance awards for the 2012-2014 performance period equals the amount distributed pursuant to these awards in February 2015. The value included for awards for the 2013-2015 and 2014-2016 performance periods reflect the following: Performance in 2013 was at the threshold EPS goal and between the threshold and target ROCE goals established for 2013 under the 2013-2015 performance program. Performance in 2014 was between the threshold and target EPS goals and between the target and maximum ROCE goals established for 2014 under the 2013-2015 performance program and was between the target and maximum EPS goals and at the maximum CFROI goal established for 2014 under the 2014-2016 performance program. The calculations with respect to distributions upon retirement, death or disability for the 2013-2015 and 2014-2016 performance periods include the amounts that would have been distributed based on achievement of these goals when distributions are made for these programs had retirement, death or disability occurred on January 3, 2015, as well as a pro-rata bonus based on performance at target for the TSR component of the 2013-2015 and 2014-2016 programs.

Director Compensation

The Corporate Governance Committee is responsible for recommending compensation programs for our non-employee directors to our Board of Directors. Accordingly, the Chairman of the Corporate Governance Committee annually collects market data regarding director compensation and reviews that data with the Corporate Governance Committee. The Corporate Governance Committee then considers whether, in light of that data, any changes in the amount or manner in which the Company compensates its independent directors is appropriate, and provides its recommendation to the full Board. The Company’s executive officers do not determine or recommend the amount or form of director compensation and the Corporate Governance Committee has not delegated its responsibility to recommend director compensation. See the discussion on page 8 under the heading “Director Compensation” for a description of the compensation provided to the non-employee directors of the Company.

					Change in
					Pension Value
					and
	Fees				Non-qualified
	Earned			Non-Equity	Deferred
	or Paid	Stock	Option	Incentive Plan	Compensation	All Other
	in Cash	Awards	Awards	Compensation	Earnings	Compensation	Total
Name	($)	($)	($)	($)	($)	($)	($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
Andrea J. Ayers	9,247	0	0	0	0	0	9,247
George W. Buckley	125,000	125,000	0	0	0	5,000	255,000
Patrick D. Campbell	150,000	125,000	0	0	0	3,084	278,084
Carlos M. Cardoso	125,000	125,000	0	0	0	2,009	252,009
Robert B. Coutts	140,000	125,000	0	0	0	1,625	266,625
Debra A. Crew	125,000	125,000	0	0	0	0	250,000
Benjamin H. Griswold, IV	145,000	125,000	0	0	0	0	270,000
Anthony Luiso	144,521	125,000	0	0	0	0	269,521
Marianne M. Parrs	125,000	125,000	0	0	0	5,000	255,000
Robert L. Ryan	140,000	125,000	0	0	0	699	265,699

Footnote to Column (c) of Director Compensation Table:
The amount set forth in column (c) reflects the grant date fair value of 1,576 restricted share-based grants, which must be settled in cash, with dividend equivalent rights that were granted to each director on April 15, 2014. The dollar amount associated with all outstanding restricted stock unit awards recognized for financial statement reporting purposes for the fiscal year ended January 3, 2015 in accordance with FASB Codification Topic 718—Stock Compensation was $1,100,000. See footnote J of the Company’s report on Form 10-K for assumptions used in the valuation of these awards and related disclosures.

Footnote to Column (g) of Director Compensation Table:
The amount set forth in column (g) reflects the cost to the Company of providing products to the Directors under the Directors Product Program.

In April 2004, the Company adopted a Restricted Stock Unit Plan for Non-Employee Directors. Pursuant to that Plan, the Company issues restricted share based grants that must be settled in cash to its non-employee directors; non-employee directors are not eligible to receive stock options under the Company’s existing equity plans. The aggregate number of stock awards and the aggregate number of option awards outstanding at fiscal year-end for each director is as follows:

	Aggregate Stock-Related Awards	Aggregate Option
Name	Outstanding (#)	Awards Outstanding (#)
Andrea J. Ayers	0	0
George W. Buckley	8,234	0
Patrick D. Campbell	10,234	0
Carlos M. Cardoso	12,234	0
Robert B. Coutts	12,234	0
Debra A. Crew	1,576	0
Benjamin H. Griswold, IV	8,234	0
Anthony Luiso	6,443	0
Marianne M. Parrs	12,234	0
Robert L. Ryan	8,234	0

ITEM 2—APPROVAL OF REGISTERED INDEPENDENT PUBLIC ACCOUNTING FIRM

Independent Registered Public Accounting Firm

Subject to the action of the shareholders at the Annual Meeting, the Board of Directors, on recommendation of the Audit Committee, has appointed Ernst & Young LLP, (“Ernst & Young”), as the registered independent public accounting firm to audit the financial statements of the Company for the current fiscal year. In the event the shareholders fail to ratify the appointment, the Audit Committee will consider it a direction to consider other auditors for the subsequent year. Because it is difficult and not cost effective to make any change in independent registered public accounting firms so far into the year, the appointment of Ernst & Young would probably be continued for 2015 unless the Audit Committee or the Board of Directors finds additional good reason for making an immediate change. Ernst & Young and predecessor firms have been the Company’s auditors for the last 71 years. The Audit Committee and the Board of Directors believe that the continued retention of Ernst & Young to serve as the Company’s independent auditor is in the best interests of the Company and its investors. Representatives of Ernst & Young will be present at the Annual Meeting with the opportunity to make a statement if they desire to do so and to respond to appropriate questions.

The Board of Directors recommends a vote FOR approval of the selection of Ernst & Young LLP as registered independent public accounting firm for the 2015 fiscal year.

Fees of Independent Auditors

General. In addition to retaining Ernst & Young to audit the Company’s consolidated financial statements for 2014, the Company retained Ernst & Young and other accounting and consulting firms to provide advisory, auditing and consulting services in 2014. The Audit Committee has adopted policies and procedures for pre-approving all audit and non-audit services provided by Ernst & Young. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally subject to a specific budget amount. With respect to non-audit services, the Audit Committee will consider, and if appropriate, give pre-approval to specific sub-categories of such services with related budget amounts. The Audit Committee may delegate pre-approval authority to one or more of its members. Ernst & Young and management are required to periodically report to the full Audit Committee regarding the extent of services provided by Ernst & Young in accordance with the Audit Committee’s policies. All of the fees paid to Ernst & Young under the categories “audit-related,” “tax services,” and “other services” were pre-approved by the Audit Committee. The aggregate fees billed to the Company by Ernst & Young for professional services in 2013 and 2014 were as follows:

Audit Fees. The aggregate fees billed by Ernst & Young to the Company for professional services rendered for the audit of the Company’s annual financial statements, reviews of the financial statements included in the Company’s Forms 10-Q, and services rendered in connection with statutory audits for 2013 and 2014 were $13,733,515 and approximately $12,521,623, respectively.

Audit Related Fees. The aggregate fees billed by Ernst & Young to the Company in 2013 and 2014 for professional services rendered for assurance and related services that are reasonably related to the performance of the audit of the Company’s annual financial statements were $332,000 and approximately $336,000, respectively. Audit related services generally include fees for audits of companies acquired and sold, pension audits, accounting related consultations, and filings with the Securities and Exchange Commission.

Tax Fees. The aggregate fees billed by Ernst & Young to the Company in 2013 and 2014 for professional services rendered for tax compliance, tax advice and tax planning were $6,814,995 and approximately $5,302,904, respectively. Tax services include domestic and foreign tax compliance and consulting.

All Other Fees. Ernst & Young did not bill the Company for any fees for services other than audit services, audit related services and tax services in 2013 or 2014.

ITEM 3—ADVISORY VOTE TO APPROVE COMPENSATION OF NAMED EXECUTIVE OFFICERS

As required pursuant to Section 14A of the Securities Exchange Act, and in accordance with the results of the 2011 shareholder advisory vote regarding the frequency of the advisory vote on compensation of our named executive officers, we are asking you to vote on an advisory (non-binding) basis on the following resolution at the 2015 Annual Meeting:

RESOLVED, that the Company’s shareholders approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Compensation Discussion and Analysis, the Summary Compensation Table and the other executive compensation tables and related narratives and descriptions appearing on pages 12 to 42 of the Company’s Proxy Statement for the 2015 Annual Meeting of Shareholders.

This advisory vote, commonly known as a “Say on Pay” vote, gives you the opportunity to express your views about the compensation we pay to our named executive officers, as described in this Proxy Statement. You may vote “FOR” or “AGAINST” the resolution or abstain from voting on the resolution.

Before you vote, please review the Compensation Discussion and Analysis on pages 12-24 and the tabular and narrative disclosure that follows it. These sections describe our named executive officer pay programs and the rationale behind the decisions made by our Compensation Committee.

We believe you should vote “FOR” our named executive officer compensation program, which we have designed to (1) promote our post-Merger vision, (2) strengthen the alignment among executive pay, performance and strategy, and (3) encourage our executives to deliver investment returns in line with our shareholders’ expectations. Here are the highlights of our 2014 named executive officer pay programs:

●	Company Performance in 2014: Company performance in 2014, as discussed in more detail in our January 29, 2015 earnings release was as follows:

	●	revenues were $11.3 billion, a 4% increase over the prior year;

	●	organic growth was 5%;

	●	full year diluted earnings per share, excluding merger and acquisition and other charges, totaled approximately $5.67 per share;

	●	working capital turns reached 9.2;

	●	free cash flow totaled a record $1.0 billion.

●

We Delivered Strong Shareholder Return in 2014: We attained double-digit total shareholder return of 21% in 2014 and recorded three-year annualized total shareholder return of 15%. Since the Merger was announced, the value of a share of Company common stock has increased by more than 113% for those who held The Stanley Works common stock and 159% for those who held Black & Decker common stock as discussed on page 12. For shareholders of both companies, the increase in value is above the 97% increase seen by investors in the S&P 500 over the same period of time and reflects the benefits the Company has realized through the efforts of the executive team and the employees they supervise.

●

The Board’s Responsiveness to Shareholders Resulted in a 93.4% Approval in Last Year’s Say on Pay Vote: The Board has reviewed current views on corporate governance “best practices” and considered the strong shareholder support for our programs as evidenced by last year’s “Say on Pay” vote and determined that our executive compensation programs are designed to reward pay for performance.

●

Long-Term Performance Targets are Aggressive: Our record over the last five years shows that performance targets for our long-term performance award programs are not easily achievable, as evidenced by the fact that three of our last five long term incentive programs have paid out below target.

●

Pay for Performance Alignment is Strong: When measured against our peers, our executive compensation programs demonstrate strong alignment between executive pay and Company performance. To minimize incentives to achieve short term goals at long-term cost, our incentive programs for our named executive officers, and others, place a greater emphasis on, and provide greater rewards for, achievement of long-term goals. In the most recently available three year period (2011-2013), when our performance was not as strong as that of our peers, CEO realizable pay was the lowest in our peer group and realizable pay for our other named executive officers, in aggregate, was at the 19th percentile relative to our peers.

●

Target Compensation for our Named Executive Officers Reflects Market Conditions: We adjusted target compensation for our named executive officers in connection with the Merger in 2010 to reflect the increased complexity and responsibilities associated with leading a company of our combined size. Total compensation opportunity for our named executive officers is targeted to and reasonably aligned with the 50th percentile of our peer group.

For these reasons, the Board of Directors recommends that shareholders vote FOR the approval of the compensation of our named executive officers as disclosed in the Compensation Discussion and Analysis, the compensation tables, and the related narratives and descriptions in this Proxy Statement.

The result of the Say on Pay vote will not be binding on the Company or our Board. However, the Compensation Committee will take into account the outcome of the Say on Pay vote when considering named executive compensation arrangements for future years.

VOTING INFORMATION

Only shareholders of record as of February 20, 2015 are entitled to vote

The Company has only one class of shares outstanding. Only shareholders of record at the close of business on February 20, 2015, as shown in our records, will be entitled to vote, or to grant proxies to vote, at the Annual Meeting. On the record date, 153,266,010 shares of common stock, $2.50 par value, were outstanding and entitled to vote. On all matters voted upon at the Annual Meeting and any adjournment or postponement thereof, the holders of the common stock vote together as a single class, with each record holder of common stock entitled to one vote per share.

A majority of the votes entitled to be cast on a matter must be represented for a vote to be taken

In order to have a quorum, a majority of the votes entitled to be cast on a matter must be represented in person or by proxy at the Annual Meeting. If a quorum is not present, a majority of shares that are represented may postpone the meeting. Abstentions and broker non-votes will be counted in determining whether a quorum is present.

Vote required for approval

As long as holders representing at least a majority of the shares of Company common stock outstanding as of February 20, 2015 are present at the Annual Meeting in person or by proxy, the proposal to appoint Ernst & Young LLP as the registered independent public accounting firm for the 2015 fiscal year will be approved and the compensation of the Company’s named executive officers will be approved on an advisory basis, if the number of votes cast in favor of each such proposal exceeds the number of votes cast against that proposal. Directors will be elected by a plurality of votes cast at the Annual Meeting, provided that a quorum is present. However, if a nominee in an uncontested election receives more votes “against” than “for” election, the term of that director will end on the earlier of (1) ninety (90) days or (2) the date the Board selects a successor; provided that the Board (excluding such nominee) will have the right to select any qualified individual to fill the vacancy (including, subject to the Board’s fiduciary duties to the Company, such nominee).

Voting your shares registered in your name or held in “street name”

The Board of Directors of the Company is soliciting proxies from the shareholders of the Company. This will give you the opportunity to vote at the Annual Meeting. When you deliver a valid proxy, the shares represented by that proxy will be voted in accordance with your instructions.

Shareholders of record may vote by any one of the following methods:

(1)	CALL 1-800-652-8683 from the US or Canada (this call is toll free) to vote by telephone anytime up to 7:00 a.m. EDT on April 16, 2015, and follow the instructions provided in the recorded message.

(2)	GO TO THE WEBSITE: www.envisionreports.com/SWK to vote over the Internet anytime up to 7:00 a.m. EDT on April 16, 2015, and follow the instructions provided on that site.

(3)	COMPLETE, SIGN, DATE AND MAIL your proxy card in the postage-prepaid envelope provided. Your proxy card must be received by Computershare Investor Services, LLC, the Company’s transfer agent, prior to the commencement of the Annual Meeting at 9:30 a.m. EDT, on April 16, 2015, unless you attend the meeting, in which event you may deliver your proxy card, or vote by ballot, at the meeting. If you are voting by telephone or by the Internet, please do not return your proxy card.

If you hold your shares in the name of a bank, broker or other nominee, you should follow the instructions provided by your bank, broker or nominee when voting your shares.

Voting your shares held in the Stanley Black & Decker Retirement Account Plan (formerly the Stanley Account Value Plan)

If you hold shares in the Company through the Stanley Black & Decker Retirement Account Plan (the “401(k) Plan”), you can instruct the trustee, Wells Fargo Bank, N.A., in a confidential manner, how to vote the shares allocated to you in the 401(k) Plan by one of the following three methods:

(1)	CALL 1-800-652-8683 from the US or Canada (this call is toll free) to vote by telephone anytime up to 7:00 a.m. EDT on April 12, 2015, and follow the instructions provided in the recorded message.

(2)	GO TO THE WEBSITE: www.envisionreports.com/SWK to vote over the Internet anytime up to 7:00 a.m. EDT on April 12, 2015, and follow the instructions provided on that site.

(3)	COMPLETE, SIGN, DATE AND MAIL your instruction card in the enclosed postage-prepaid envelope. Your instruction card must be received by Computershare Investor Services, LLC, the Company’s transfer agent, no later than 7:00 a.m. EDT on April 12, 2015, to ensure that the trustee of the 401(k) Plan is able to vote the shares allocated to you in accordance with your wishes at the Annual Meeting.

In addition, because only the trustee of the 401(k) Plan can vote the shares allocated to you, you will not be able to vote your 401(k) shares personally at the Annual Meeting. Please note that the trust agreement governing the 401(k) Plan provides that if the trustee does not receive your voting instructions, the trustee will vote your allocated shares in the same proportion as it votes the allocated shares for which instructions are received from participants and beneficiaries of deceased participants. The trust agreement also provides that unallocated shares are to be voted by the trustee in the same proportion as it votes allocated shares for which instructions are received from participants and beneficiaries of deceased participants. Therefore, by providing voting instructions with respect to your allocated shares, you will in effect be providing instructions with respect to a portion of the unallocated shares and a portion of the allocated shares for which instructions were not provided as well. Voting of the 401(k) Plan shares by the trustee is subject to federal pension laws, which require the trustee to act as a fiduciary for 401(k) Plan participants and beneficiaries in deciding how to vote the shares. Therefore, irrespective of these voting provisions, it is possible that the trustee may decide to vote allocated shares for which it does not receive instructions (as well as unallocated shares) in a manner other than on a proportionate basis if it believes that proportionate voting would violate applicable law. The only way to ensure that the trustee votes shares allocated to you in the 401(k) Plan in accordance with your wishes is to provide instructions to the trustee in the manner set forth above.

If you are a participant (or beneficiary of a deceased participant) in the 401(k) Plan and you also own other shares of common stock outside of your 401(k) Plan account, you should receive a voting card for shares credited to your account in the 401(k) Plan, a separate voting instruction card if you are a record holder of additional shares of Company common stock, and a voting instruction card if you hold additional shares of Company common stock through a broker, bank or other nominee. You must vote shares that you hold as a shareholder of record, shares that you hold through a broker, bank or other nominee, and shares that are allocated to your 401(k) Plan account separately in accordance with each of the proxy cards and voting instruction cards you receive with respect to your shares of Company common stock in order to ensure that all of your shares are voted in accordance with your wishes.

Changing your vote by revoking your proxy

   If you have shares registered in your own name:

If you are a registered holder, there are three ways in which you may revoke your proxy and change your vote:

●

First, you may send a written notice to the Company’s transfer agent, Computershare Investor Services, LLC at 7600 Grant Street, Burr Ridge, IL 60527-7275, stating that you would like to revoke your proxy. This notice must be received prior to commencement of the Annual Meeting at 9:30 a.m. on April 16, 2015.

●

Second, you may complete and submit a new later-dated proxy by any of the methods described above under “Voting your shares registered in your name or held in “street name.” The latest dated proxy actually received by the Company in accordance with the instructions for voting set forth in this Proxy Statement prior to the Annual Meeting will be the one that is counted, and all earlier proxies will be revoked.

●	Third, you may attend the Annual Meeting and vote in person. Simply attending the meeting, however, will not revoke your proxy. You must vote in person at the meeting to revoke your proxy.

   If a broker holds your shares in “street name:”

If you have instructed a broker to vote your shares, you must follow the directions you receive from your broker to change or revoke your proxy with respect to those shares.

   If you are a 401(k) Plan holder:

There are two ways in which you may revoke your instructions to the trustee and change your vote with respect to voting the shares allocated to you in the 401(k) Plan:

●

First, you may send a written notice to the Company’s transfer agent, Computershare Investor Services, LLC at 7600 Grant Street, Burr Ridge, IL 60527-7275, stating that you would like to revoke your instructions to Wells Fargo Bank, N.A., the trustee for the 401(k) Plan. This written notice must be received no later than 7:00 a.m. EDT on April 12, 2015, in order to revoke your prior instructions.

●

Second, you may submit new voting instructions under any one of the methods described above under “Voting your shares held in the Stanley Black & Decker Retirement Account Plan.” The latest dated instructions actually received by Wells Fargo Bank, N.A., the trustee for the 401(k) Plan, in accordance with the instructions for voting set forth in this Proxy Statement, will be the ones that are counted, and all earlier instructions will be revoked.

How proxies are counted

Shares of the common stock represented by proxies received by the Company (whether through the return of a proxy card, by telephone or over the Internet), where the shareholder has specified his or her choice with respect to the proposals described in this Proxy Statement (including the election of directors), will be voted in accordance with the specification(s) so made. If your proxy is properly executed but does not contain voting instructions, or if you vote via telephone or the Internet without indicating how you want to vote with respect to any item, your shares will be voted “FOR” the election of all nominees for the Board of Directors, “FOR” the ratification of the appointment of Ernst & Young LLP as the registered independent public accounting firm for the 2015 fiscal year, and “FOR” the approval, on an advisory basis, of the compensation of named executive officers.

A valid proxy also gives the individuals named as proxies authority to vote in their discretion when voting the shares on any other matters that are properly presented for action at the Annual Meeting.

A properly executed proxy marked ABSTAIN will not be voted. However, it may be counted to determine whether there is a quorum present at the Annual Meeting.

If the shares you own are held in “street name” by a broker or other nominee entity, and you provide instructions to the broker or nominee as to how to vote your shares, your broker or other nominee entity, as the record holder of your shares, is required to vote your shares according to your instructions. Under the New York Stock Exchange rules, certain proposals, such as the ratification of the appointment of the Company’s independent auditors, are considered “routine” matters and brokers and other nominee entities generally may vote on such matters on behalf of beneficial owners who have not furnished voting instructions. For “non-routine” matters, such as the election of directors and the “Say on Pay” advisory vote, brokers and other nominee entities may not vote unless they have received voting instructions from the beneficial owner. A “broker non-vote” occurs when a broker or other nominee entity does not vote on a particular proposal because it does not have authority under the New York Stock Exchange rules to vote on that particular proposal without receiving voting instructions from the beneficial owner.

Broker non-votes will not be counted with respect to the matters to be acted upon but will be counted for purposes of determining whether a quorum is present at the Annual Meeting.

If you hold shares in the Company through the 401(k) Plan, please note that the trust agreement governing the 401(k) Plan provides that if the trustee does not receive your voting instructions, the trustee will vote your allocated shares in the same proportion as it votes the allocated shares for which instructions are received from participants and beneficiaries of deceased participants. The trust agreement also provides that unallocated shares are to be voted by the trustee in the same proportion as it votes allocated shares for which instructions are received from participants and beneficiaries of deceased participants. Therefore, by providing voting instructions with respect to your allocated shares, you will in effect be providing instructions with respect to a portion of the unallocated shares and a portion of the allocated shares for which instructions were not provided as well. Voting of the 401(k) Plan shares by the trustee is subject to federal pension laws, which require the trustee to act as a fiduciary for 401(k) Plan participants and beneficiaries in deciding how to vote the shares. Therefore, irrespective of these voting provisions, it is possible that the trustee may decide to vote allocated shares for which it does not receive instructions (as well as unallocated shares) in a manner other than on a proportionate basis if it believes that proportionate voting would violate applicable law. The only way to ensure that the trustee votes shares allocated to you in the 401(k) Plan in accordance with your wishes is to provide instructions to the trustee in the manner set forth above.

Confidential Voting

All proxies, ballots and tabulations of shareholders will be kept confidential, except where mandated by law and other limited circumstances.

For participants in the 401(k) Plan, your instructions to the trustee on how to vote the shares allocated to you under the 401(k) Plan will be kept confidential.

Solicitation of Proxies

Your proxy is solicited on behalf of the Board of Directors. The Company will pay all of the expenses of the solicitation. In addition to the distribution of the proxy material, such solicitation may be made in person or by telephone by directors, officers and employees of the Company, who will receive no additional compensation therefor. The Company has retained D.F. King & Co. to aid in the solicitation of proxies. The Company expects the additional expense of D.F. King’s assistance to be approximately $13,000. The Company also will make arrangements with brokerage houses and other custodians, nominees and fiduciaries to deliver proxy materials to beneficial owners. The Company will, upon request, reimburse these institutions for their reasonable expenses in delivering proxies and proxy material to beneficial owners. A copy of the Annual Report on Form 10-K filed by the Company with the Securities and Exchange Commission for its latest fiscal year is available without charge to shareholders at the Company’s website at www.stanleyblackanddecker.com or upon written request to Stanley Black & Decker, Inc., 1000 Stanley Drive, New Britain, Connecticut 06053, Attention: Investor Relations.

Householding

In order to reduce printing and mailing costs and associated fees, the Company may deliver a single copy of this Proxy Statement and the Annual Report to multiple shareholders who share the same address in accordance with the Securities and Exchange Commission’s householding procedures. Shareholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon request, the Company will promptly deliver a copy of this Proxy Statement and the Annual Report to any shareholder at a shared address to which the Company delivered a single copy of these documents. To obtain a copy, shareholders may call the Company’s proxy solicitor, D.F. King & Co., Inc. at tel. (800) 735-3107, write to them at 48 Wall Street, New York, New York, 10005, or write to us at Stanley Black & Decker, Inc., 1000 Stanley Drive, New Britain, Connecticut 06053, Attn: Investor Relations.

Shareholders who currently receive multiple copies of the proxy statement and annual report, or Notice Regarding the Availability of Proxy Materials, at one address and would like to request “householding” of their communications in future should contact their broker, call the Company’s proxy solicitor, D.F. King & Co., Inc. at tel. (800) 735-3107, write to them at 48 Wall Street, New York, New York, 10005, or write to us at Stanley Black & Decker, Inc., 1000 Stanley Drive, New Britain, Connecticut 06053, Attn: Investor Relations.

Shareholder Proposals for the 2016 Annual Meeting

Shareholder proposals, submitted pursuant to Rule 14a-8 of the Exchange Act, intended to be presented at the Company’s 2016 Annual Meeting must be received by the Secretary not later than November 7, 2015 for inclusion in the Proxy Statement and form of proxy relating to such meeting. A shareholder who otherwise intends to present business at the Company’s 2016 Annual Meeting must comply with the Company’s Bylaws, which state, among other things, that to properly bring business before an annual meeting, a shareholder must give notice to the Secretary in proper written form not less than ninety (90) days nor more than one hundred twenty (120) days prior to the anniversary of the date on which the Proxy Statement was first distributed relating to the immediately preceding Annual Meeting of Shareholders. Thus, a notice of a shareholder proposal for the 2016 Annual Meeting, submitted other than pursuant to Rule 14a-8, will not be timely if received by the Secretary before November 7, 2015 or after December 7, 2015.

Section 16(a) Beneficial Ownership Reporting Compliance

Through inadvertence, the February 12, 2014 sale of 621 shares held by Mr. Bartone through the Company’s Employee Stock Purchase Plan was reported late, on March 5, 2014. Due to a misunderstanding, the number of shares held by Mr. Cannon on becoming an Executive Officer was understated by 1,000 shares in his July 31, 2014 Form 3, and the number of shares sold on July 29, 2014 was understated by 1,000 in a July 31, 2014 Form 4 filing. Both of these errors were corrected on August 4, 2014. The exercise and sale of 9,375 stock options by Mr. Grassi on December 5, 2014 was inadvertently reported eight days late, on December 17, 2014. Through inadvertence, the December 5, 2014 disposition of 87 shares notionally held for the benefit of Mr. Sihota pursuant to the Company’s Retirement Account (401(k)) Plan was not reported until January 9, 2015. Through inadvertence, the acquisition of 427 shares through dividend reinvestment over time by Mr. Douglas was not reported until February 17, 2015.

Questions

If you have questions about this proxy solicitation or voting, please call the Company’s proxy solicitor, D.F. King & Co., Inc. at tel. (800) 735-3107, write to them at 48 Wall Street, New York, New York, 10005, or write to us at Corporate Secretary, 1000 Stanley Drive, New Britain, Connecticut 06053.

For the Board of Directors

BRUCE H. BEATT
Secretary

Directions to the Annual Meeting of Shareholders of Stanley Black & Decker, Inc.

THE STANLEY BLACK & DECKER UNIVERSITY
1000 Stanley Drive
New Britain, Connecticut 06053

FROM NEW YORK STATE, DANBURY,
WATERBURY VIA I-84 EAST:

Exit #37 (Fienemann Road).
Right at stop light at end of ramp.
Right at first stop light onto Slater Road.
Approximately 1 mile to entrance for Mountain
View Corporate Park (Stanley Drive). Right into entrance, follow driveway to Stanley Black & Decker University.

FROM MASSACHUSETTS OR BRADLEY
AIRPORT VIA I-91 SOUTH TO I-84 WEST:

Exit #37 (Fienemann Road).
Right at stop light at end of ramp.
Right at second stop light onto Slater Road.
Approximately 1 mile to entrance for Mountain View Corporate Park (Stanley Drive). Right into entrance, follow driveway to Stanley Black & Decker University.

IMPORTANT ANNUAL MEETING INFORMATION

Electronic Voting Instructions
Available 24 hours a day, 7 days a week!
Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 7:00 a.m., Eastern Daylight Time, on April 16, 2015.
Vote by Internet ● Go to www.envisionreports.com/SWK ● Or scan the QR code with your smartphone ● Follow the steps outlined on the secure website

Vote by telephone
●	Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
●	Follow the instructions provided by the recorded message

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

Annual Meeting Proxy Card
▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A	Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 and 3.
1. Election of Directors:	For	Withhold		For	Withhold		For	Withhold

01 - Andrea J. Ayers	☐	☐	02 - George W. Buckley	☐	☐	03 - Patrick D. Campbell	☐	☐

04 - Carlos M. Cardoso	☐	☐	05 - Robert B. Coutts	☐	☐	06 - Debra A. Crew	☐	☐

07 - Benjamin H. Griswold, IV	☐	☐	08 - Anthony Luiso	☐	☐	09 - John F. Lundgren	☐	☐

10 - Marianne M. Parrs	☐	☐	11 - Robert L. Ryan	☐	☐

		For	Against	Abstain			For	Against	Abstain
2.	Approve the selection of Ernst & Young LLP as the Company’s independent auditors for the Company’s 2015 fiscal year.	☐	☐	☐	3.	Approve, on an advisory basis, the compensation of the Company’s named executive officers.	☐	☐	☐

B	Non-Voting Items
Change of Address — Please print new address below.		Comments — Please print your comments below.

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below
Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.
Date (mm/dd/yyyy) — Please print date below.		Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/	/

                                       01ZL2C

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — Stanley Black & Decker, Inc.

Proxy for Annual Meeting of Shareholders

April 16, 2015

Solicited on behalf of the Board of Directors

The shareholder(s) of Stanley Black & Decker, Inc. appoint(s) Benjamin H. Griswold, IV, Robert L. Ryan, and John F. Lundgren or any of them, proxies, each with full power of substitution, to vote all shares of common stock of Stanley Black & Decker, Inc. held of record in the name(s) of the undersigned at the annual meeting of shareholders to be held at Stanley Black & Decker University, 1000 Stanley Drive, New Britain, Connecticut 06053 on April 16, 2015 at 9:30 a.m., and any adjournments or postponements thereof, with all powers the shareholder(s) would possess if personally present. The shareholder(s) hereby revoke(s) any proxies previously given with respect to such meeting.

THIS PROXY WILL BE VOTED AS SPECIFIED ON THE REVERSE SIDE. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ITEMS 1 THROUGH 3 LISTED ON THE REVERSE SIDE, AND IN THE DISCRETION OF THE PROXIES ON OTHER MATTERS AS MAY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE OR REGISTER YOUR VOTE IMMEDIATELY VIA PHONE OR INTERNET.

(Items to be voted appear on reverse side.)

IMPORTANT ANNUAL MEETING INFORMATION

Electronic Voting Instructions
Available 24 hours a day, 7 days a week!
Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 7:00 a.m., Eastern Daylight Time, on April 12, 2015.
Vote by Internet ● Go to www.envisionreports.com/SWK ● Or scan the QR code with your smartphone ● Follow the steps outlined on the secure website

Vote by telephone
●	Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
●	Follow the instructions provided by the recorded message

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

Annual Meeting Proxy Card
▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Confidentiality: your instructions to the trustee on how to vote the shares allocated to you under the Stanley Black & Decker Retirement Account Plan will be kept confidential.
I hereby instruct Wells Fargo Bank, N.A., as trustee of the Stanley Black & Decker Retirement Account Plan, to vote the shares allocated to my account under that Plan as follows:

A	Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 and 3.
1. Election of Directors:	For	Withhold		For	Withhold		For	Withhold

01 - Andrea J. Ayers	☐	☐	02 - George W. Buckley	☐	☐	03 - Patrick D. Campbell	☐	☐

04 - Carlos M. Cardoso	☐	☐	05 - Robert B. Coutts	☐	☐	06 - Debra A. Crew	☐	☐

07 - Benjamin H. Griswold, IV	☐	☐	08 - Anthony Luiso	☐	☐	09 - John F. Lundgren	☐	☐

10 - Marianne M. Parrs	☐	☐	11 - Robert L. Ryan	☐	☐

		For	Against	Abstain			For	Against	Abstain
2.	Approve the selection of Ernst & Young LLP as the Company’s independent auditors for the Company’s 2015 fiscal year.	☐	☐	☐	3.	Approve, on an advisory basis, the compensation of the Company’s named executive officers.	☐	☐	☐

B	Non-Voting Items
Change of Address — Please print new address below.		Comments — Please print your comments below.

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below
Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.
Date (mm/dd/yyyy) — Please print date below.		Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/	/

                                       01ZL4C

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — Stanley Black & Decker, Inc.

Proxy For Annual Meeting of Shareholders

April 16, 2015

Solicited on behalf of the Board of Directors

This constitutes your instruction to Wells Fargo Bank, N.A., as Trustee under the Stanley Black & Decker Retirement Account Plan to vote all shares of common stock of Stanley Black & Decker, Inc., held in the plan for which you may give voting instructions at the annual meeting of shareholders to be held at Stanley Black & Decker University, 1000 Stanley Drive, New Britain, Connecticut 06053 on April 16, 2015 at 9:30 a.m. and any adjournments or postponements thereof, as specified on the reverse side hereof. You hereby revoke any proxies previously given with respect to such meeting.

THIS PROXY WILL BE VOTED AS SPECIFIED ON THE REVERSE SIDE. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED BY THE TRUSTEE OF THE STANLEY BLACK & DECKER RETIREMENT ACCOUNT PLAN IN ACCORDANCE WITH CERTAIN PROCEDURES. SEE VOTING INFORMATION — VOTING YOUR SHARES HELD IN THE STANLEY BLACK & DECKER RETIREMENT ACCOUNT PLAN IN THE PROXY STATEMENT.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE OR REGISTER YOUR VOTE IMMEDIATELY VIA PHONE OR INTERNET.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON APRIL 16, 2015: THIS PROXY CARD TOGETHER WITH THE PROXY STATEMENT AND THE ANNUAL REPORT ARE AVAILABLE FREE OF CHARGE BY CLICKING ON “SEC FILINGS” UNDER THE INVESTOR SECTION OF THE COMPANY’S WEBSITE (www.stanleyblackanddecker.com).

(Items to be voted appear on reverse side.)